AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON _______, 2004

                                          Securities Act File No. 333-__________
                                  Investment Company Act File No. 811-__________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

                       Pre-Effective Amendment No. ___ [ ]

                      Post-Effective Amendment No. ___ [ ]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. ___ [ ]

                                The Vantage Funds
               (Exact Name of Registrant as Specified in Charter)

                           600 Main Street, Suite 100
                         Stroudsburg, Pennsylvania 18360
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, including Area Code: (570) 517-3500

                               Ian A. Scott-Dunne
                                The Vantage Funds
                           600 Main Street, Suite 100
                         Stroudsburg, Pennsylvania 18360
                     (Name and Address of Agent for Service)

                                    Copy to:
                                Debra Guzov, Esq.
                             Guzov Ofsink Flink, LLC
                               600 Madison Avenue
                            New York, New York 10022

Approximate date of commencement of proposed sale to the public: As soon as practical after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b)
|_|   on (date) pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|_|   on (date) pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|_|   on (date) pursuant to paragraph (a)(2) of rule 485

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Prospectus

                                MONEY MARKET FUND

[VANTAGE FUNDS LOGO APPEARS HERE]

Investment Advisor
      Stellar Advisors, Inc.
      600 Main Street, Suite 100
      Stroudsburg, PA 18360

Administrator
      Stellar Financial, Inc.
      600 Main Street, Suite 100
      Stroudsburg, PA 18360

Distributor
      McKim Capital, Inc..
      600 Main Street, Suite 100
      Stroudsburg, PA 18360

Transfer Agent
      Unified Fund Services, Inc.
      431 N. Pennsylvania Street
      Indianapolis, Indiana 46294

Custodian
      The Trust Company of Sterne Agee and Leach, Inc.
      800 Shades Creek Parkway, Suite 125
      Birmingham, AL 35209

The shares offered by this Prospectus represent portfolios in The Vantage Funds, a no-load management investment company consisting of funds (the "Funds") designed to offer investors a range of investment opportunities. The Vantage Funds currently consists of two funds, the Money Market Fund and the Balanced Fund.

The Funds are advised by Stellar Advisors, Inc.

Shares are sold and redeemed without any purchase or redemption charge by The Vantage Funds, although McKim Capital, Inc. ("McKim") and other institutions may charge their customers for their services in connection with investments.

This Prospectus provides information about the Funds that you should know before investing. It should be read and retained for future reference. Further information is included in a statement of additional information dated ________, 2004 (the "Additional Statement"), which is incorporated by reference herein. For a free copy, write to The Vantage Funds' distributor, McKim Capital. Inc., at 600 Main Street, Suite 100, Stroudsburg, PA 18360 or call 1-888-863-2004.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

              The date of this Prospectus is _______________, 2004

                                TABLE OF CONTENTS

HIGHLIGHTS.................................................................... 2
   Q:What is The Vantage Funds?............................................... 2
     The MONEY MARKET FUND.................................................... 2
   Q: Who Advises the Funds?.................................................. 2
   Q: How does One Buy and Redeem Shares?..................................... 2
   Q: What Shareholder Services are Available?................................ 2
   Q: When are Distributions Made?............................................ 3
   Q: What are the Potential Risks Presented by the Money
      Market Fund's Investment Practices?..................................... 3
SUMMARY OF FEES AND EXPENSES.................................................. 4
INVESTMENT INFORMATION........................................................ 4
  Investment Objective........................................................ 4
OTHER INFORMATION............................................................. 5
   Fundamentals of Fixed Income Investing .................................... 5
ADDITIONAL INVESTMENT INFORMATION, RISKS AND CONSIDERATIONS................... 6
   United States Government Obligations....................................... 6
   Stripped Obligations....................................................... 7
   Custodial Receipts for Treasury Securities................................. 7
   Asset-Backed Securities.................................................... 7
   Corporate and Bank Obligations............................................. 8
   Guaranteed Investment Contracts............................................ 9
   Variable and Floating Rate Instruments..................................... 9
   Repurchase Agreements...................................................... 9
   Investment Companies....................................................... 9
   Illiquid Securities........................................................10
   Portfolio Transactions and Turnover........................................11
   Miscellaneous..............................................................11
   Investment Restrictions....................................................11
OPENING AN ACCOUNT AND PURCHASING SHARES......................................12
   Anti-Money Laundering Program..............................................12
   Required Information ......................................................13
   Purchasing Shares Directly from The Vantage Funds..........................12
   By Mail ...................................................................14
   Wire ......................................................................14
   Direct Deposit ............................................................14
   Automatic Investment ......................................................15
   Purchasing Shares Through Other Institutions...............................15
   Additional Purchase Information............................................15
   Effective Time and Price of Purchases .....................................16
   Miscellaneous Purchase Interaction ........................................16
REDEEMING AND EXCHANGING SHARES...............................................16
   Redeeming and Exchanging Directly from the Funds...........................16
   By Mail ...................................................................17
   By Wire ...................................................................17
   By Check ..................................................................17
   Systematic Withdrawals ....................................................17
   Telephone Privilege .......................................................18
   Redeeming Through Other Institutions.......................................19
   Additional Redemption Information..........................................19
   Payment of Redemption Proceeds ............................................19
   [ILLEGIBLE] ...............................................................20
DISTRIBUTIONS AND TAXES.......................................................20
   Distributions..............................................................20
   Taxes......................................................................21
FEDERAL TAXES ................................................................21
STATE AND LOCAL TAXES GENERALLY ..............................................22
MANAGEMENT....................................................................23
  Board of Trustees...........................................................23
  Investment Adviser, Transfer Agent and Custodian............................23
  Administrator ..............................................................24
  Distributor ................................................................24
  Service Organizations.......................................................24
  Expenses....................................................................25
FURTHER INFORMATION...........................................................25
  Determining Share Price.....................................................25
  Advertising Performance.....................................................25
  Voting Rights...............................................................26
  Shareholder Reports.........................................................26
  Retirement Plans............................................................26
  Miscellaneous...............................................................27

HIGHLIGHTS

Q:    WHAT IS THE VANTAGE FUNDS?

A:    The Vantage Funds is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. The Vantage Funds presently consists of two portfolios, the Money Market Fund and the Balanced Fund.

THE MONEY MARKET FUND

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

The portfolio is described in further detail in this Prospectus.

Q:    WHO ADVISES THE FUNDS?

A:    Stellar Advisors, Inc. serves as investment adviser to The Vantage Funds.
See "Management."

Q:    HOW DOES ONE BUY AND REDEEM SHARES?

A:    Shares of each investment portfolio of The Vantage Funds (each portfolio is referred to as a "Fund" and collectively, the portfolios are referred to as the "Funds") are distributed by McKim Capital, Inc. ("McKim"). Shares may be purchased directly from The Vantage Funds or through certain other institutions. Shares are sold and redeemed without any purchase or redemption charge by The Vantage Funds, although McKim and other institutions may charge their customers for their services in connection with investments. The minimum initial investment for purchases directly from The Vantage Funds is $2,500 ($500 for an IRA; $250 for a spousal IRA; and $250 under the Automatic Investment Plan). The minimum for subsequent investments is $50. McKim or other organizations may impose particular customer account requirements such as minimum account sizes. Share purchase and redemption information for both purchases and redemptions directly with The Vantage Funds or through qualified accounts is provided below under "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares."

Q:    WHAT SHAREHOLDER SERVICES ARE AVAILABLE?

A:    The Vantage Funds offers the advantage of automatic dividend reinvestment in shares of the same Fund or in another Fund, exchange privileges among Funds should your investment goals change, telephone exchange and redemption privileges, an Automatic Investment Plan (with a reduced minimum initial investment) and a Systematic Withdrawal Plan. See "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares." Shares of Funds may be purchased in connection with a variety of tax-sheltered retirement plans. See "Further Information--Retirement Plans."

Q:    WHEN ARE DISTRIBUTIONS MADE?

A:    Dividends from the net investment income of the Money Market Fund are declared daily and paid monthly.

      Net realized capital gains of the Money Market Fund are distributed at least annually. See "Distributions and Taxes."

Q:    WHAT ARE THE POTENTIAL RISKS PRESENTED BY THE MONEY MARKET FUND'S
INVESTMENT PRACTICES?

A:    Investing in the Money Market Fund involves the risks common to any investment in securities. The market value of fixed income securities, which constitutes a major part of the investments of the Money Market Fund, will generally vary inversely with changes in prevailing interest rates as described below under "Investment Information - "Fundamentals of Fixed Income Investing".

      The Money Market Fund may enter into repurchase agreements with qualifying banks and broker/dealers which may involve leveraging. The Money Market Fund may invest up to 10% of its net assets in illiquid securities. The Money Market Fund may also purchase "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include (but are not limited to) interest rate and currency swaps, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including "inverse" floaters). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the "derivative" instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the fund will be unable to sell a "derivative" instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a "derivative" instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some "derivative" instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. Stellar Advisors, Inc. will evaluate the risks presented by the "derivative" instruments purchased by the Money Market Fund, and will determine, in connection with its day-to-day management of the Money Market Fund, how they will be used in furtherance of the Money Market Fund's investment objectives. It is possible, however, that Stellar Advisors' evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Money Market Fund will, because of the risks discussed above, incur loss as a result of its investments in "derivative" instruments.

      The foregoing is a summary of certain of the potential risks presented by the Money Market Fund's investment practices. Details regarding these and other risks presented by the policies of the Money Market Fund are described under "ADDITIONAL INVESTMENT INFORMATION, RISKS AND CONSIDERATIONS."

                          SUMMARY OF FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                    None
Maximum Deferred Sales Charge (Load)                                None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends                                             None
Redemption Fee(1)                                                   None
Exchange Fee                                                        None

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management Fees                                                     0.20%
Distribution and Service (12b-1) Fees                               0.35%
Other Expenses (2)                                                  0.25%
                                                                    =====
Total Annual Fund Operating Expenses (2)                            0.80%
----------------------

(1)   A fee of $15.00 may be applicable for each wire redemption.

(2) Based upon estimated expenses of the Money Market Fund for the current fiscal year. A portion of such expenses shall be paid to McKim Capital, Inc. for administrative services to the Money Market Fund. McKim Capital, Inc. is an affiliate of Stellar Advisors, Inc., the Fund's investment advisor.

Example: This example is intended to help you compare the cost of investing in the Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                           1 Year                3 Years
                           ------                -------
                             $82                  $255

Actual operating expenses and investment return may be more or less than those shown.

INVESTMENT INFORMATION

      The investment objectives and policies of the Money Market Fund are described below. Additional information regarding the securities, investment techniques and restrictions of the Money Market Fund are described under "Additional Investment Information, Risks and Considerations."

INVESTMENT OBJECTIVE

      The investment objective of the Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. In pursuing its investment objective, subject to the requirement that it comply with Rule 2a-7 under the Investment Company

Act of 1940, the Money Market Fund may invest in a broad range of government, bank and commercial obligations that are available in the money markets. Among other things, the Fund may invest in:

      1. U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion;

      2. high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, or Aa or higher by Moody's;

      3. unrated notes, paper and other instruments that are of comparable quality as determined by Stellar Advisors under guidelines established by The Vantage Funds' Board of Trustees;

      4. asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

      5. securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

      6.    repurchase agreements relating to the above instruments; and

      7. securities issued or guaranteed by state or local governmental bodies.

OTHER INFORMATION

      All securities acquired by the Money Market Fund will be determined at the time of purchase by Stellar Advisors, Inc. under guidelines established by The Vantage Funds' Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the Securities and Exchange Commission (the "SEC"). Eligible Securities are:

      (a)   securities that either:

            (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or

            (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and

      (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

      The Money Market Fund is managed so that the average maturity of all instruments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Money Market Fund purchase any securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Money Market Fund invests may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

Fundamentals of Fixed Income Investing

      Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities are affected by changes in the prevailing level of interest rates. These securities experience appreciation when interest rates decline and depreciation when interest rates rise. A bond fund portfolio consisting of fixed income securities will react in a similar manner.

      Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. A security's rating normally depends on the likelihood that the borrower will meet each interest and principal installment on a timely basis.

      As a result, lower-rated bonds typically yield more than higher-rated bonds of the same maturity. Credit ratings evaluate the safety of principal and interest payments, not market risk, and rating agencies may or may not make timely changes in a rating to reflect economic or company conditions that affect a security's market value. As a result, the ratings of rating services are used by Stellar Advisors only as indicators of investment quality. For a more complete discussion of ratings, see Appendix A to the Additional Statement.

ADDITIONAL INVESTMENT INFORMATION, RISKS AND CONSIDERATIONS

UNITED STATES GOVERNMENT OBLIGATIONS

      To the extent consistent with its investment objectives, the Money Market Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and issuance dates. The Money Market Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities.

      No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

      Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include:

      (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and

      (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obliged to do so by law.

STRIPPED OBLIGATIONS

      To the extent consistent with its investment objectives, the Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

      SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.

      If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

      SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by The Vantage Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES

      To the extent consistent with its investment objectives, the Money Market Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of that Fund's total assets.

ASSET-BACKED SECURITIES

      The Fund may purchase securities that are secured or backed by mortgages and that are issued by the U.S. Government, its agencies or instrumentalities. It may also purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans and credit card receivables) and are issued by the U.S. Government, GNMA, FNMA, Federal Home Loan Mortgage Corporation, and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. The Fund will only purchase mortgage asset-backed securities that are rated investment grade by S&P, or Moody's.

      Non-mortgage asset-backed securities invoke certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.

      If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

      The Money Market Fund may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro-rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Money Market Fund will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

      The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

CORPORATE AND BANK OBLIGATIONS

      To the extent consistent with its investment objectives, the Fund may invest in debt obligations of domestic corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

GUARANTEED INVESTMENT CONTRACTS

      The Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund, on a monthly basis, interest which is based on an index but is guaranteed not to be less than a certain minimum rate. The Fund does not expect to invest more than 5% of its respective net assets in GICs at any time.

VARIABLE AND FLOATING RATE INSTRUMENTS

      In accordance with its investment objectives, the Fund may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. The Fund may purchase variable and floating rate instruments with stated maturities in excess of its maturity limitations provided that the Fund may demand payment of the principal of the instrument at least once within the applicable maturity limitation on not more than thirty days' notice (unless the instrument is issued or guaranteed by the U.S. Government or an agency or instrumentality thereof). Unrated instruments will be determined by Stellar Advisors, Inc. to be of comparable quality at the time of purchase to rated instruments purchasable by the Funds.

REPURCHASE AGREEMENTS

      The Money Market Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Money Market Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by The Vantage Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Money Market Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

INVESTMENT COMPANIES

      In connection with the management of its daily cash positions, the Money Market Fund may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. As a shareholder of another investment company, the Money Market Fund will bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Money Market Fund bears directly in connection with its own operations. Investments in other investment companies will be subject to the limits imposed by the 1940 Act.

ILLIQUID SECURITIES

      The Money Market Fund may invest up to 10% of the value of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements and time deposits with notice/ termination dates in excess of seven days, SMBS issued by private issuers, interest rate and currency swaps, unlisted over-the-counter options, GICs and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

      If otherwise consistent with its investment objective and policies, the Money Market Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Stellar Advisors determines that, under guidelines approved by The Vantage Funds' Board of Trustees, an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. The ability to sell to qualified institutional buyers under Rule 144A is a relatively recent development, and it is not possible to predict how this market will ultimately develop.

PORTFOLIO TRANSACTIONS AND TURNOVER

      Stellar Advisors, Inc.'s Advisory Agreement with The Vantage Funds provides that in selecting brokers or dealers to place orders for transactions

      (a) involving common and preferred stocks, Stellar Advisor, Inc. shall use its best judgment to obtain the best overall terms available and

      (b) involving bonds and other fixed income obligations, Stellar Advisors, Inc. shall attempt to obtain best net price and execution.

      In assessing the best overall terms available for any transaction, Stellar Advisors, Inc. is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Stellar Advisors, Inc. may consider the brokerage and research services provided to the Funds and/or other accounts over which Stellar Advisors, Inc. or an affiliate of Stellar Advisors, Inc. exercises investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

MISCELLANEOUS

      After its purchase by the Money Market Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Money Market Fund. Stellar Advisors, Inc. will consider such an event in determining whether the Money Market Fund should continue to hold the security. Except for the convertible securities described above, Stellar Advisors, Inc. expects to sell promptly any securities that are non-investment grade which exceed 5% of the Money Market Fund's net assets, or are below "high quality" where it has determined that such sale is in the best interest of the Money Market Fund.

      For a description of applicable securities ratings, see Appendix A to the Additional Statement. Investment grade securities rated BBB by S&P, or Baa by Moody's have certain speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

Investment Restrictions

      The Money Market Fund's investment objective may be changed by The Vantage Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Money Market Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Money Market Fund. No assurance can be provided that the Money Market Fund will achieve its investment objective.

      The Money Market Fund has also adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Money Market Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the Additional Statement.

The Money Market Fund cannot:

      1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in the securities of any one issuer, except that up to 25% of the Money Market Fund's total assets may be invested without regard to this 5% limitation;

      2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer;

      3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Money Market Fund would be invested in the securities of issuers principally engaged in technology business activities; and

      4. Borrow money except in amounts up to 33?% of the value of its total assets at the time of borrowing.

      In addition, in accordance with current SEC regulations, the Money Market Fund, as a non-fundamental policy, will limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of its total assets at the time of purchase, except that 25% of the value of the Money Market Fund's assets may be invested in any one issuer for a period of up to three Business Days.

      The Money Market Fund will also limit its investments in Eligible Securities that are not in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

OPENING AN ACCOUNT AND PURCHASING AND REDEEMING SHARES

      An investment account may be opened and shares purchased directly from The Vantage Funds, through McKim Capital, Inc., or through other institutions. The Vantage Funds may decline to accept a purchase order when, in the judgment of The Vantage Funds or its investment adviser, it would not be in the best interest of existing shareholders to accept the order. If you have any questions or need any assistance in opening an investment account or purchasing shares, call 1-888-863-2004.

Anti-Money Laundering Program

      The Vantage Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent our mutual funds from being used for money laundering or the financing of terrorist activities. In this regard, The Vantage Funds reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity.

      These actions will be taken when, in the sole discretion of The Vantage Funds' management, they are deemed to be in the best interest of The Vantage Funds or in cases when The Vantage Funds is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if The Vantage Funds is required to withhold such proceeds.

Required Information

      To help the government fight the funding of terrorism and money laundering activities, United States law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      When you open or reopen an account, The Vantage Funds will ask for your name, address, date of birth, Social Security number or other certified taxpayer identification number (if a number has been applied for, the number must be provided and certified within sixty days of the date of the Purchase Application), and other information or documents that will allow us to identify you.

      If you do not supply the required information, The Vantage Funds will attempt to contact you or, if applicable, your broker. If The Vantage Funds cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

      When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. The Vantage Funds may reject your application under its Anti-Money Laundering Compliance Program. See "Anti-Money Laundering Program." If your application is accepted, The Vantage Funds will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

      The Vantage Funds will try to verify your identity within a timeframe established in our sole discretion. If we cannot do so, The Vantage Funds reserves the right to redeem your investment at the net asset value next calculated after The Vantage Funds decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on mutual fund shares and will be subject to any related taxes. Proceeds may or may not be remitted if your account is closed at the request of governmental or law enforcement authorities. See "Anti-Money Laundering Program."

      The Vantage Funds may reject your application under its Anti-Money Laundering Compliance Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Purchasing Shares Directly From The Vantage Funds

      For your convenience, there are a number of ways to invest directly with The Vantage Funds. When establishing an investment account directly with The Vantage Funds, the minimum initial investment in each Fund in which you shall invest is $2,500

($500 for an IRA; $250 for a spousal IRA; $250 under the Automatic Investment Plan; The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Vantage Funds reserves the right to waive these minimums.

By Mail

      You may purchase shares by mail by sending a Purchase Application, a copy of which accompanies this Prospectus, together with a check or a money order made payable to The Vantage Funds in the envelope provided or by addressing your envelope to The Vantage Funds at P.O. Box _______, Indianapolis, Indiana 46206-________. Additional requirements may be imposed. If using overnight delivery use the same address. Your check must be drawn on a bank located in the U.S. and must be payable in U.S. dollars. When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment, or indicate on your check or a separate piece of paper your name, address and account number.

      A $20 fee will be charged if any check used for investment does not clear. In addition, you will be responsible for any loss suffered by The Vantage Funds. If you purchase shares by check and subsequently request the redemption of those shares, The Vantage Funds may delay payment of the redemption proceeds until it is satisfied that the check has cleared, which may take up to 15 days from the purchase date. If you anticipate redemptions soon after purchase, you may wish to wire funds to avoid delays. The Vantage Funds will not accept payment in cash or third party checks for the purchase of shares.

Wire

      You may make initial or subsequent investments in shares of The Vantage Funds by wiring federal funds. If you are opening an account with a wire purchase, you must call 1-570-517-3500 for instructions prior to wiring funds. You must promptly complete a Purchase Application and forward it to The Vantage Funds in the envelope provided herewith, or by addressing your envelope to The Vantage Funds at P.O. Box ________, Indianapolis, Indiana 46206-____. Additional requirements may be imposed. Redemptions will not be paid until your completed application has been received by The Vantage Funds. If you wish to add to an existing account by wire purchase, you may wire federal funds to:

      Union Federal Savings Bank of Indianapolis, Indiana
      ABA# ______
      DDA#: _______
      Vantage Money Market Fund
      For Further Credit: Your Name and Your The Vantage Funds Account Number

Direct Deposit

      You may purchase additional shares through the Direct Payroll Deposit Plan offered by The Vantage Funds. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Vantage Funds account. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House ("ACH") available to its employees. The Plan may be used for other direct deposits, such as Social Security checks, military allotments, and annuity payments. Further details about this service may be obtained from The Vantage Funds by calling 1-570-517-3500. The Vantage Funds reserves the right, at any time and without prior notice, to limit or terminate the Direct Payroll Deposit privilege or its use in any manner by any person.

Automatic Investment

      The Vantage Funds offers an Automatic Investment Plan that allows you to automatically purchase shares on a regular, monthly basis ($250 initial minimum, $50 monthly minimum additions). Under this Plan The Vantage Funds originates an ACH request to your financial institution which forwards funds periodically to The Vantage Funds to purchase shares. The Plan can be established with any financial institution that participates in the ACH funds transfer system. No service fee is currently charged by The Vantage Funds for participation in the Plan. You may establish the Plan by completing the appropriate section on the Purchase Application when opening an account. You may also establish the Plan after an account is opened by completing an Automatic Investment Plan Application which may be obtained by calling 1-888-863-2004. Investors are responsible for all losses and expenses of The Vantage Funds as a result of an ACH transfer that is rejected. If an investor discontinues participation in the Plan, Vantage reserves the right to redeem the investor's account involuntarily, upon 60 days' written notice, if the account's net asset value is $1,000 or less.

Purchasing Shares Through Other Institutions

      Customers of other institutions ("Service Organizations"), such as banks or broker/dealers that have entered into agreements with The Vantage Funds, should contact their account officers for appropriate purchase instructions. A Service Organization may impose particular customer account requirements in connection with investments in any Vantage Fund, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in The Vantage Funds shares. To determine whether you may purchase shares through your institution, contact your institution directly or call 1-570-517-3500. Purchases (and redemptions) placed through a Service Organization are processed only on days that both The Vantage Funds and the particular institution are open for business.

      Depending on the terms of the particular account used to purchase The Vantage Funds shares, other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in The Vantage Funds. For further discussion of Service Organizations and the procedures for purchasing (and redeeming) shares through them, see "Management-Service Organizations."

Additional Purchase Information

EFFECTIVE TIME AND PRICE OF PURCHASES

      A purchase order for The Vantage Funds shares received by The Vantage Funds by 4:00 p.m. (New York Time) on a Business Day will be executed that day, provided immediately available funds have been received by The Vantage Funds by that time. If your purchase order or immediately available funds are not received by 4:00 p.m. (New York Time), then your purchase order will be executed on the next Business Day following the Business Day on which your order and immediately available funds are received by The Vantage Funds. Purchase orders that are accompanied by payment in any form other than immediately available funds will be executed on the next Business Day after the Business Day on which both the order and payment in proper form are received by The Vantage Funds.. Investors should note that dividends begin to accrue generally on the next business day following the purchase of shares in the Fund.

MISCELLANEOUS PURCHASE INFORMATION

      You will be responsible for all losses and expenses of The Vantage Funds as a result of a check that does not clear or an ACH transfer that is rejected. The Vantage Funds may decline to accept a purchase order when, in the judgment of The Vantage Funds or its investment adviser, it would not be in the best interest of existing shareholders to accept the order. Federal regulations require that you provide a social security number or other certified taxpayer identification number upon opening or reopening an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the Purchase Application. Payment for shares of any of The Vantage Funds, in the discretion of Stellar Advisors, Inc., may be made in the form of securities that are permissible investments for such Fund. For further information, see the Additional Statement. Additions or changes to any information in your account registration (for example, a change in registration from a joint account to an individual account) may be made by submitting a written request to the Transfer Agent accompanied by a signature guarantee by a financial institution or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. In the interests of economy and convenience, certificates representing shares of the Funds are not issued. The Vantage Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact The Vantage Funds for a free paper copy of this Prospectus by writing to The Vantage Funds at 600 Main Street, Suite 100, Stroudsburg, PA 18360 or by calling 1-570-517-3500.

REDEEMING AND EXCHANGING SHARES

      You can arrange to withdraw your investment in The Vantage Funds by selling some or all of your shares. This process is known as "redeeming" your shares. The procedures for redeeming shares differ depending on whether you purchase your shares directly from The Vantage Funds or through a Service Organization. If you purchase your shares through an account at a Service Organization, you will redeem them in accordance with the instructions pertaining to that account.

Redeeming and Exchanging Directly from the Funds

      When you purchase your shares directly from The Vantage Funds, you may redeem shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at a Service Organization and you appear on The Vantage Funds' records as the registered holder. You may call 1-570-517-3500 if you have any questions regarding redemptions.

      The Vantage Funds imposes no charges when you redeem shares. Remember, however, when shares are purchased through a Service Organization, a fee may be charged by those institutions for providing services in connection with your investment.

BY MAIL

      You may redeem shares in any number or dollar amount by sending a written request to The Vantage Funds, at P.O . Box ____, Indianapolis, IN 46206-_____. The redemption request must state the number of shares or the dollar amount to be redeemed and identify The Vantage Funds account number. If the redemption proceeds are to be sent elsewhere than the address of record, each request must be accompanied by a signature guarantee by a financial institution or such other means or evidence of authority as may be acceptable to The Vantage Funds. In addition, written requests for redemptions exceeding $50,000 must be accompanied by a signature guarantee by a financial institution or such other means or evidence of authority as may be acceptable to The Vantage Funds. Additional requirements may be imposed. A signature notarized by a notary public is unacceptable. The Vantage Funds reserves the right to require signature guarantees in other circumstances based on the amount of the redemption request or other factors, and may impose additional requirements.

BY WIRE

      If you authorize wire redemptions on your Purchase Application, shares can be redeemed and the proceeds sent by federal wire transfer to a previously designated account. You will be charged $15 for each wire redemption. The minimum amount that may be redeemed by this method is $250. The Vantage Funds reserves the right to change this minimum or to terminate the wire redemption privilege at any time without notice. To change bank instructions, a written request accompanied by a signature guarantee by a financial institution, or such other means or evidence of authority acceptable to The Vantage Funds, must be sent to:

Union Federal Savings Bank of Indianapolis, Indiana
ABA# ______
DDA#: _______
Vantage Money Market Fund
For Further Credit: Your Name and Your The Vantage Funds Account Number

Additional requirements may be imposed.

BY CHECK

      You may also redeem shares of The Vantage Funds by redemption check in amounts of $250 or more once the checkwriting privilege has been established. When the check is presented to The Vantage Funds for payment, it will cause the Fund involved to redeem a sufficient number of your shares to cover the amount of the check. Dividends are earned until the check clears. You can establish the checkwriting privilege by checking the appropriate box on the Purchase Application, or if your Fund account is already opened, by completing the appropriate form which may be obtained by calling

The Vantage Funds at 1-570-517-3500. When establishing checkwriting for an account that is already opened, the form must be signed by each person whose name appears on the account accompanied by signature guarantees by a financial institution or such other means or evidence of authority as may be acceptable to The Vantage Funds. Additional requirements may be imposed.

      You may place stop payment requests on checks by calling The Vantage Funds at 1-570-517-3500. A $20 fee will be charged for each stop payment request. If there are insufficient shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $20 will be charged to the account. You may not use checks to close an account or redeem shares purchased within the past fifteen days. Checks you write will not be returned to you, although copies are available upon request. The Vantage Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the checkwriting privilege or its use in any manner by any person.

SYSTEMATIC WITHDRAWALS

      The Vantage Funds offers a Systematic Withdrawal Plan. If you own shares of the fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals ($250 minimum amount per withdrawal) and distributed in cash. See "Purchasing Shares Directly from the Funds." An application form and additional information may be obtained from The Vantage Funds by calling 1-570-517-3500.

TELEPHONE PRIVILEGE

      This privilege permits you to redeem or exchange shares by telephone. To establish the telephone privilege, you must check the appropriate box on the Purchase Application, or if your Fund account is already opened, you may send a written request to The Vantage Funds. The request must be signed by each owner of the account and accompanied by signature guarantees as provided below or such other means or evidence of authority as may be acceptable to the Vantage Funds. Once you have established the telephone privilege, you may use the telephone privilege by calling The Vantage Funds at 1-570-517-3500.

      The Vantage Funds has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. The address of record for redemption checks may be changed only by a written request accompanied by signature guarantees by a financial institution or such other means or evidence of authority as may be acceptable to The Vantage Funds and sent to The Vantage Funds, 600 Main Street, Suite 100, Stroudsburg, PA 18360. Additionally, The Vantage Funds utilizes recorded lines for telephone transactions and will request a form of personal identification.. The Vantage Funds will not be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that The Vantage Funds fails to use reasonable procedures to verify the genuineness of telephone instructions, it may be liable for instructions that prove to be fraudulent or unauthorized. In all other cases, you will bear the risk of loss.

      The Vantage Funds reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by The Vantage Funds at any time without notice. During periods of substantial economic or market change, telephone redemptions may be difficult to place. If you are unable to contact The Vantage Funds by telephone, shares may also be redeemed by mail as described above under the discussion of redemptions by mail.

Redeeming Through Other Institutions

      If you purchase your shares through an account at a Service Organization, you will redeem them in accordance with the instructions pertaining to that account. If you are listed on the books of The Vantage Funds as the shareholder of record, you may also redeem your shares using any of the methods described above under "Redeeming Directly from the Funds." Questions regarding these redemptions or exchanges should be directed to your account representative at the Service Organization. Although The Vantage Funds imposes no charges when you redeem, when shares are purchased through another Service Organization a fee may be charged by those institutions for providing services in connection with your account.

Additional Redemption Information

EFFECTIVE TIME AND PRICE OF REDEMPTIONS

      Redemption orders for shares of The Vantage Funds are processed at the net asset value next determined at 4:00 p.m. (New York Time) after receipt in good order by The Vantage Funds by 4:00 p.m. (New York Time) on a Business Day. Good order means that the request must include the following information: the account number and Fund name; the amount of the transaction (as specified in dollars or number of shares); the signatures of all account owners exactly as they are registered on the account (except for telephone and wire redemptions); required signature guarantees (if applicable); and other supporting legal documents that might be required in the case of estates, corporations, trusts and certain other accounts. Please call 1-570- 517-3500 for the additional documentation that may be required of these entities. Investors should note that dividends earned accrue through the date of redemption.

PAYMENT OF REDEMPTION PROCEEDS

      If received by The Vantage Funds by 4:00 p.m. (New York Time) on a Business Day, a redemption request normally will result in proceeds being sent on the next Business Day, unless payment in immediately available funds on the same Business Day is specifically requested. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order. If, however, any portion of the shares to be redeemed represents an investment made by check, The Vantage Funds may delay the payment of the redemption proceeds until it is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. The Vantage Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect The Vantage Funds.

MISCELLANEOUS REDEMPTION INFORMATION

      Generally, redemption proceeds will be sent by check. The ACH system may be utilized for payment of redemption proceeds. Redemptions may not be processed if a shareholder has failed to submit a completed and signed Purchase Application. The Vantage Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

      To relieve The Vantage Funds of the cost of maintaining uneconomical accounts, The Vantage Funds reserves the right to redeem the shares held in any account if at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $1,000. Before such involuntary redemption would occur, you would be given at least 60 days' written notice and, during that period, you could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in the fund's net asset value. Any involuntary redemption would be at net asset value. The Vantage Funds also reserves the right to redeem shares involuntarily if it is otherwise appropriate to do so under the 1940 Act (see "Amortized Cost Valuation" in the Additional Statement).

Miscellaneous Redemption Information

      It is the policy of The Vantage Funds that all redemption proceeds will be sent by check. The ACH system may be utilized for payment of redemption proceeds. Redemptions may not be processed if a shareholder has failed to submit a completed and signed Purchase Application. The Vantage Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

      To relieve The Vantage Funds of the cost of maintaining uneconomical accounts, The Vantage Funds reserves the right to redeem the shares held in any account if at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $1,000. Before such involuntary redemption would occur, you would be given at least 60 days' written notice and, during that period, you could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

      Any involuntary redemption would be at net asset value. The Vantage Funds also reserves the right to redeem shares involuntarily if it is otherwise appropriate to do so under the Investment Company Act of 1940.

DISTRIBUTIONS AND TAXES

Distributions

      The net investment income of each of the Money Market Fund is declared as a dividend on each Business Day on the shares that are outstanding at 4:00 p.m. (New York Time) on the declaration date. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Dividends from net investment income are paid monthly. Net realized short-term capital gains, after reduction for capital loss carry-forwards, if any, of the Fund may be distributed from time to time during the Money Market Fund's fiscal year (but not less frequently than annually). The Money Market Fund does not expect to realize net long-term capital gains.

      The net realized capital gains of the Money Market Fund are distributed at least annually.

Taxes

      As with any investment, you should consider the tax implications of an investment in the Money Market Fund. The following is only a short summary of the important tax considerations generally affecting the Money Market Fund and its shareholders. You should consult your tax adviser with specific reference to your own tax situation. The Money Market Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Money Market Fund. The Money Market Fund will determine annually the percentage of its net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which is fully taxable and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

FEDERAL TAXES

      The Money Market Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent the Money Market Fund's earnings are distributed to shareholders as required by the Code, the Money Market Fund itself is not required to pay federal income taxes.

      To qualify, the Money Market Fund will pay as dividends at least 90% of its investment company taxable income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, each year. Investment company taxable income includes taxable interest, dividends and short-term capital gains less expenses. Dividends based on either investment company taxable income (which includes income resulting from investments in options and futures contracts) or the excess of net short-term capital gain over net long-term capital loss are treated as ordinary income in determining gross income for tax purposes, whether or not the dividends are received in cash or additional shares. (Federal income taxes for distributions to an IRA or other qualified retirement account are deferred under the Code.)

      Any distribution based on the excess of long-term capital gain over net short-term capital loss will be taxable as a long-term capital gain, no matter how long you hold Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss realized on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

      Before purchasing shares you should consider the effect of any capital gain distributions. The per share price will be reduced by the amount of the payment, so that a shareholder will, in effect, have paid full price for the shares and then received a portion of the price back as a taxable distribution. This is because at any given time the value of your shares includes the undistributed net gains, if any, realized by the Money Market Fund on the sale of portfolio securities, and undistributed dividends and interest received, less the Fund's expenses. Because such gains and dividends are included in the price of your shares, when they are distributed, the price of your shares is reduced by the amount of the distribution. Accordingly, if your distribution is reinvested in additional shares, the distribution has no effect on the value of your investment; while you own more shares, the price of each share has been reduced by the amount of the distribution. Likewise, if you take your distribution in cash, the value of your shares after the record date plus the cash received is equal to the value of the shares before the record date.

      Any dividends declared in October, November or December and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31, so long as the dividends are actually paid, as expected, in January of the following year.

      Shareholders may realize a taxable gain or loss when redeeming, transferring or exchanging their shares (or in using the Systematic Withdrawal Plan to direct reinvestments), depending on the difference in the prices at which the shares were originally purchased and when redeemed, transferred or exchanged.

      The Money Market Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and distributions paid to any investor

      (i) who has provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all,

      (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or

      (iii) who has failed to certify to the Money Market Fund, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

STATE AND LOCAL TAXES GENERALLY

      Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser. In particular, dividends may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. You should see your tax adviser to determine whether distributions from the Fund are exempt in your state.

MANAGEMENT

Board of Trustees

The business and affairs of The Vantage Funds are managed under the direction of its Board of Trustees. The Additional Statement contains the name of each Trustee and other background information.

Investment Adviser, Transfer Agent and Custodian

      Stellar Advisors Inc., with offices at 600 Main Street, Suite 100, Stroudsburg, PA 18360, serves as The Vantage Funds' investment adviser. Stellar Advisors, Inc. is registered as an investment adviser under the Investment Advisers Act of 1940. Stellar Advisors, Inc. was incorporated in May 2004 and has not conducted any business prior to becoming the investment advisor for the Money Market Fund. However, an affiliate of Stellar Advisors, Inc. acts as Master Advisor to several large public foundations and has investment management responsibilities for multiple large diversified portfolios.

      Unified Fund Services, Inc., with offices at 431 N. Pennsylvania Street, Indianapolis, Indiana 46204, serves as transfer agent and provides various administrative servicing functions to The Vantage Funds. As of September 30, 2004, Unified Fund Services, Inc. provided services to ______ fund groups representing over $ _________billion in assets.

      The Trust Company of Sterne Agee and Leach, Inc., with offices at 800 Shades Creek Parkway, Suite 125, Birmingham, AL 35209, serves as custodian.

      Subject to the general supervision of The Vantage Funds' Board of Trustees, Stellar Advisors, Inc. is responsible for making investment decisions for the Vantage Funds and placing purchase and sale orders for portfolio securities. Stellar Advisors is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Vantage Funds). In making investment recommendations for the Vantage Funds, investment advisory personnel must not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of Sterne Agee and Leach, Inc. As of September 30, 2004, The Trust Cpmpany of Sterne Agee and Leach, Inc. had approximately $______ billion in assets under custody and provided services for approximately ____ mutual fund groups.

      As compensation for its advisory services and its assumption of related expenses, Stellar Advisors, Inc. is entitled to a fee, computed daily and payable monthly, at an annual rate of .20% of the average daily net assets of the Fund.

      The fees payable by the Fund for transfer agent and custodial services are described in the Additional Statement.

Administrator

      Stellar Financial, Inc, with offices in the 600 Main Street, Suite 100, Stroudsburg, PA 18360, provides various administrative servicing functions, and any shareholder inquiries may be directed to it. As compensation for its administrative services, (which include clerical, compliance, regulatory and other services), Stellar Financial is entitled to a fee, computed daily and payable monthly, at an annual rate of .10% of the first $200 million of average daily net assets of the Fund, .05% of the next 500 million of average daily net assets and .03% of any average daily net assets in excess of $700 million, with a minimum monthly fee of $2,000.

Distributor

      McKim Capital,Inc, with offices in the 600 Main Street, Suite 100, Stroudsburg, PA 18360, is the distributor for The Vantage Funds' shares. As compensation for such services, McKim is entitled to a fee, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of the Fund.

Service Organizations

      The Vantage Funds may enter into agreements with Service Organizations such as banks, corporations, brokers, dealers and other financial institutions, concerning the provision of support and/or distribution services to their customers who own shares of one or more of The Vantage Funds. These services, which are described more fully in the Additional Statement, may include assisting in the establishment and maintenance of shareholder accounts and responding to shareholder inquiries regarding investment objectives, policies and other operational features. In addition, Service Organizations may assist in any sales, marketing and other activities primarily intended to result in the sale of shares such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of shares of The Vantage Funds. For their services, Service Organizations may receive fees from The Vantage Funds at annual rates of up to .25% of the average daily net asset value of the shares covered by their agreements.

      Service Organizations may charge their customers fees for providing administrative services in connection with investments in The Vantage Funds. Under the terms of their agreements with The Vantage Funds, Service Organizations will be required to provide a schedule of these fees to their customers. In addition, investors should contact their Service Organization with respect to the availability of shareholder services and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

      Conflict-of-interest restrictions may apply to the receipt of compensation paid by The Vantage Funds in connection with the investment of fiduciary funds in shares of The Vantage Funds. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with Vantage Funds.

      Agreements that contemplate the provision of distribution services by McKim and Service Organizations are governed by a Service Plan (the "Plan") that has been adopted by The Vantage Funds pursuant to Rule 12b-1 under the 1940 Act. Payments under the Plan are not tied directly to the own out-of-pocket expenses of the recipients and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Expenses

      Except as set forth above and in the Additional Statement, each of The Vantage Funds is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to Stellar Advisors, Inc. and McKim, brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws, expenses of the organization of The Vantage Funds, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against The Vantage Funds for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees, payments to Service Organizations, fees of industry organizations such as the Investment Company Institute, and miscellaneous and extraordinary expenses incurred by The Vantage Funds.

FURTHER INFORMATION

Determining Share Price

      Net asset value per share for purposes of purchases and redemptions is calculated by Stellar Advisors on each Business Day as of 4:00 p.m. (New York
Time) for the Money Market Fund. Net asset value is calculated by dividing the value of all securities and other assets belonging to the Money Market Fund, less the liabilities charged to the Money Market Fund, by the number of the Money Market Fund's outstanding shares.

      In seeking to maintain a net asset value of $1.00 per share with respect to the Money Market Fund for purposes of purchases and redemptions, The Vantage Funds values the portfolio securities held by the Money Market Fund pursuant to the amortized cost method of valuation described in the Additional Statement under "Net Asset Value."

Advertising Performance

      The performance of The Vantage Funds may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of The Vantage Funds may be compared to data prepared by Lipper Analytical Services, Inc., to the Standard & Poor's 500 Index, the Russell 2000 Small Stock Index, the Consumer Price Index or the Dow Jones Industrial Average.

      Performance is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Any fees charged by McKim or a Service Organization directly to its customers in connection with investments in The Vantage Funds will not be included in The Vantage Funds' calculations of performance data.

Voting Rights

      The Vantage Funds was formed as a Massachusetts Business Trust on May 28, 2004 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of one or more separate series representing interests in different investment portfolios. Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each series entitled to vote on a matter will vote in the aggregate and not by series, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations where the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Vantage Funds may elect all of the Trustees. The Vantage Funds does not presently intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will call a meeting of shareholders to vote on matters on which shareholders shall be entitled to vote when so requested in writing by the record holders of 30% or more of the outstanding shares. To the extent required by law, The Vantage Funds will assist in shareholder communications in connection with the meeting.

      As of ___________, 2004, National Heritage Foundation possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of The Vantage Funds.

Shareholder Reports

      Shareholders of record will be provided each year with a semi-annual report showing portfolio investments and other information as of December 31 and, after the close of the Funds' fiscal year, March 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call 1-888-863-2004.

Retirement Plans

      Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from McKim. To invest through any of the tax-sheltered retirement plans, please call McKim for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

Miscellaneous

      The address of The Vantage Funds is 600 Main Street, Suite 100, Stroudsburg, PA 18360 and the telephone number is 1-888-863-2004. The Vantage Funds is registered as an open-end management investment company under the 1940 Act, and the Money Market Fund is classified under that Act as a diversified portfolio.

      As used in this Prospectus, "Business Day" means each day McKim and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by the Exchange. In 2004, these holidays are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. On days when McKim or the Exchange closes early as a result of unusual weather or other conditions, the right is reserved to advance the time by which purchase and redemption requests must be received.

      In addition, on any Business Day when the Public Securities Association ("PSA") recommends that the securities markets close early, The Vantage Funds reserves the right to cease or to advance the deadline for accepting purchase and redemption orders for same Business Day credit up to one hour before the PSA recommended closing time. Purchase and redemption requests received after the advanced closing time will be effected on the next Business Day. Stellar Advisors is not required to calculate the net asset values of The Vantage Funds on days during which no shares are tendered to The Vantage Funds for redemption and no orders to purchase or sell shares are received by The Vantage Funds, or on days on which there is an insufficient degree of trading in The Vantage Funds portfolio securities for changes in the value of such securities to materially affect the net asset value per share.

      From time to time, The Vantage Funds' distributor may provide promotional incentives to brokers whose representatives have sold or are expected to sell shares of the Vantage Funds. At various times, the distributor may implement programs under which a broker's sales force may be eligible to win cash or non-cash awards for sales efforts, and may finance broker sales contests or recognition programs conforming to criteria established by the distributor. The distributor may also provide marketing services to brokers consisting of written informational material relating to sales incentive campaigns conducted by such brokers for their representatives.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN VANTAGE FUNDS' ADDITIONAL STATEMENT IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY VANTAGE FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY VANTAGE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

This Prospectus provides information about the Funds that you should know before investing. It should be read and retained for future reference. Further information is included in a Statement of Additional Information dated _______, 2004, which is incorporated by reference herein. For a free copy, write to The Vantage Funds' distributor, McKim Capital, Inc., at 600 Main Street, Suite 100, Stroudsburg, PA 18360 or call 1-570-517-3500.

[VANTAGE FUNDS LOGO APPEARS HERE]

Prospectus

                                  BALANCED FUND

[VANTAGE FUNDS LOGO APPEARS HERE]

Investment Advisor
      Stellar Advisors, Inc.
      600 Main Street, Suite 100
      Stroudsburg, PA 18360

Administrator
      Stellar Financial, Inc.
      600 Main Street, Suite 100
      Stroudsburg, PA 18360

Distributor
      McKim Capital, Inc.
      600 Main Street, Suite 100
      Stroudsburg, PA 18360

Transfer Agent
      Unified Fund Services, Inc.
      431 N. Pennsylvania Street
      Indianapolis, Indiana 46294

Custodian
      The Trust Company of Sterne Agee and Leach, Inc.
      800 Shades Creek Parkway
      Birmingham, AL 35209

The shares offered by this Prospectus represent portfolios in The Vantage Funds, a no-load management investment company consisting of funds (the "Funds") designed to offer investors a range of investment opportunities. The Vantage Funds currently consists of two funds, the Money Market Fund and the Balanced Fund.

The Funds are advised by Stellar Advisors, Inc.

Shares are sold and redeemed without any purchase or redemption charge by The Vantage Funds, although McKim Capital, Inc. ("McKim") and other institutions may charge their customers for their services in connection with investments.

This Prospectus provides information about the Funds that you should know before investing. It should be read and retained for future reference. Further information is included in a statement of additional information dated ________, 2004 (the "Additional Statement"), which is incorporated by reference herein. For a free copy, write to The Vantage Funds' distributor, McKim, at 600 Main Street, Suite 100, Stroudsburg, PA 18360 or call 1-888-863-2004.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

              The date of this Prospectus is _______________, 2004

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE.......................................................... 2
SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES.................................... 2
SUMMARY OF PRINCIPAL INVESTMENT RISKS......................................... 3
SUMMARY OF FEES AND EXPENSES.................................................. 5
GLOSSARY...................................................................... 5
RATING AGENCIES............................................................... 6
MORE ABOUT THE FUND........................................................... 6
FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL INVESTMENT
  STRATEGIES AND RISKS........................................................ 6
   Asset Backed Securities.................................................... 6
   Investment Grade Credit Ratings............................................ 7
   U.S. Government Securities................................................. 7
OTHER INVESTMENT STRATEGIES AND RISKS ........................................ 8
   Borrowing ................................................................. 8
   Derivatives ............................................................... 8
   Foreign Securities......................................................... 9
   Securities Lending......................................................... 9
   Stripped Securities........................................................10
   Temporary and Defensive Investing..........................................10
   Variable and Floating Rate Instruments.....................................10
   When-Issued Securities, Delayed Deliver Transactions and
     Forward Commitments......................................................10
   Zero Coupon Bonds..........................................................11
   Portfolio Transactions and Turnover........................................11
   Investment Restrictions....................................................11
OPENING AN ACCOUNT AND PURCHASING SHARES......................................12
   Anti-Money Laundering Program .............................................12
   Required Information ......................................................12
   Purchasing Shares Directly from The Vantage Funds..........................13
   By Mail ...................................................................13
   Wire ......................................................................14
   Direct Deposit ............................................................14
   Automatic Investment ......................................................14
   Purchasing Shares Through Other Institutions...............................15
   Additional Purchase Information............................................15
   Effective Time and Price of Purchases .....................................16
   Miscellaneous Purchase Information ........................................15
REDEEMING AND EXCHANGING SHARES...............................................16
   Redeeming and Exchanging Directly from the Funds...........................16
   By Mail ...................................................................16
   By Wire ...................................................................17
   By Check ..................................................................17
   Systematic Withdrawals ....................................................17
   Telephone Privilege .......................................................17
   Redeeming and Exchanging Through Other Institutions........................18
   Additional Redemption Information..........................................18
   Payment of Redemption Proceeds ............................................19
   Miscellaneous Redemption Information ......................................19
DISTRIBUTIONS AND TAXES.......................................................20
   Distributions..............................................................20
   Taxes......................................................................20
FEDERAL TAXES ................................................................21
STATE AND LOCAL TAXES GENERALLY ..............................................22
MANAGEMENT....................................................................22
  Board of Trustees...........................................................22
  Investment Adviser, Transfer Agent and Custodian............................22
  Portfolio Manager ..........................................................23
  Administrator ..............................................................24
  Distributor ................................................................24
  Service Organizations.......................................................24
  Expenses....................................................................25
FURTHER INFORMATION...........................................................25
  Determining Share Price.....................................................25
  Advertising Performance.....................................................26
  Voting Rights...............................................................27
  Shareholder Reports.........................................................27
  Retirement Plans............................................................27
  Miscellaneous...............................................................27

INVESTMENT OBJECTIVE

The Balanced Fund seeks to provide an attractive investment return through a combination of long-term growth of capital and current income.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

      The Fund normally will invest at least 30% of its assets in fixed income securities and no more than 70% of its assets in equity securities. Allocations within the specified ranges will vary over time.

      Stellar Advisors, Inc., the Fund's investment adviser, will allocate the Fund's assets to asset groups based on its view of the following factors, among others:

      - general market and economic conditions and trends;
      - interest rates and inflation rates;
      - fiscal and monetary developments; and
      - long-term corporate earnings growth.

      Equity securities are chosen on the basis of above-average and sustainable earnings growth, financial stability and attractive valuation.

      The Fund's equity securities may include:

      - common stocks;
      - preferred stocks;
      - securities convertible into common stocks; and
      - rights and warrants.

      The Fund's fixed income strategy focuses on analysis of current versus historical interest rate relationships and the relative value of the bond market sectors.

      The Fund's fixed income securities may include:

      - U.S. Government securities, including securities issued by agencies or instrumentalities of the U.S.Government;
      - corporate obligations; and
      - mortgage and other asset-backed securities.

      The Fund's investments may also include, to a lesser extent:

      - U.S. dollar-denominated obligations of foreign governments (i.e. yankee bonds);
      - zero coupon bonds;
      - variable and floating rate securities; and
      - stripped securities.

      The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest up to 5% of its assets in lower-rated debt securities. The dollar-weighted average maturity of the Fund's fixed income securities will generally range between three and ten years.

      The Fund's cash equivalents are short-term, high-quality money market instruments and repurchase agreements and may include:

      - commercial paper;
      - bankers' acceptances and certificates of deposit;
      - corporate obligations; and
      - U.S. Government securities.

      The Fund may engage in short-term trading of portfolio securities.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

      All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      The Fund is subject to the following principal investment risks:

      -     Stock Market Risk

      The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

      -     Stock Selection Risk

      In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well.

      -     Credit (or Default) Risk

      An issuer of a fixed income security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

      While U.S. Government securities issued directly by the U.S. Government are guaranteed by the U.S. Treasury, other U.S. Government securities issued by an agency or instrumentality of the U.S. Government may not be. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported only by their own credit. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if not required to do so by law.

      -     Investment Grade Securities Risk

      Fixed income securities are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

      -     Interest Rate Risk

      An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

      -     Prepayment Risk

      The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

      -     Short-Term Trading Risk

      Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Balanced Fund's performance.

      The foregoing is a summary of certain of the potential risks presented by the Fund's investment practices. Details regarding these and other risks presented by the policies of the Fund are described under "FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS."

                          SUMMARY OF FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                        None
Maximum Deferred Sales Charge (Load)                                    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None
Redemption Fee (1)                                                      None
Exchange Fee                                                            None

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management Fees                                                         0.35%
Distribution and Service (12b-1) Fees                                   0.50%
Other Expenses (2)                                                      0.50%
                                                                        =====
Total Annual Fund Operating Expenses (2)                                1.35%
-------------------------

(1)   A fee of $15.00 may be applicable for each wire redemption.

(2) Other expenses are based upon estimated amounts for the current fiscal year. A portion of such expenses shall be paid to McKim Capital, Inc. for administrative services to the Fund. McKim Capital, Inc. is an affiliate of Stellar Advisors, Inc., the Fund's investment adviser.

Example This example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                           1 Year                3 Years
                           ------                -------
                            $138                  $426

Actual operating expenses and investment return may be more or less than those shown.

GLOSSARY

      The Glossary explains certain terms used throughout this prospectus.

      Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Balanced Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

      Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

      Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

      Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

      Foreign Securities include direct investments in non-U.S.
dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

      Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

      Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

      U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody's Investor Service, Inc. (Moody's)

Fitch Ratings, Inc. (Fitch)

Standard & Poor's Rating Services (S&P)

                               MORE ABOUT THE FUND

      This section provides additional information about some of the Fund's principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information.

                    FURTHER INFORMATION REGARDING THE FUND'S
                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS

ASSET-BACKED SECURITIES

      Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

- Investment Strategy

      The Fund may invest a portion of its assets in asset-backed securities.

- Special Risks

      In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

      Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

INVESTMENT GRADE CREDIT RATINGS

      A security is considered investment grade if, at the time of purchase, it is rated:

      . BBB- or higher by S&P;
      . Baa3 or higher by Moody's; or
      . BBB- or higher by Fitch.

      A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

- Investment Strategy

      Fixed income and convertible securities purchased by the Fund will generally be rated at least investment grade, except that the Fund may also invest in unrated securities if the Fund's investment adviser believes they are comparable in quality.

-  Special Risks

      Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security's rating may be reduced. The Fund's investment advisor will consider such an event in determining whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

      U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

OTHER INVESTMENT STRATEGIES AND RISKS

BORROWING

      Money may be borrowed from banks for emergency purposes or redemptions.

- Investment Strategy

      The Balanced Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33?% of its assets to meet redemptions.

- Special Risks

      Borrowings by the Balanced Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

      Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

- Investment Strategy

      The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes.

      There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

- Special Risks

      The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited);
(6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

      Foreign securities include direct investments in non-U.S.
dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

- Investment Strategy

      The Balanced Fund may invest up to 30% of its total assets in foreign securities.

- Special Risks

      Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

      Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

      Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

SECURITIES LENDING

      Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

- Investment Strategy

      The Balanced Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33?% of the value of the Fund's total assets (including the loan collateral).

-  Special Risks

      The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

STRIPPED SECURITIES

      These securities are issued by the U.S. Government (or an agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

- Special Risks

      Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Fund's total returns.

TEMPORARY AND DEFENSIVE INVESTING

      The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instrument and repurchase agreements with maturities of 13 months or less.

- Investment Strategy

      The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

- Special Risks

      The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

      Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

- Special Risks

      Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

      A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

- Special Risks

      Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

      These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

- Special Risks

      The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

PORTFOLIO TRANSACTIONS AND TURNOVER

      The Investment Advisory Agreement between Stellar Advisors, Inc. ("Stellar Advisors") and The Vantage Funds provides that in selecting brokers or dealers to place orders for transactions, Stellar Advisors shall use its best judgment to obtain the best overall terms available.

      In assessing the best overall terms available for any transaction, Stellar Advisors is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

      In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Stellar Advisors may consider the brokerage and research services provided to the Vantage Funds and/or other accounts over which Stellar Advisors or an affiliate of Stellar Advisors exercises investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

      The portfolio turnover rates of the Balanced Fund will vary from year to year, and may be affected by changes in country and currency weightings, as well as changes in the holdings of specific issuers. High portfolio turnover (100% or more) may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. In addition, higher turnover rates can result in corresponding increases in commissions and other transaction costs. Stellar Advisors will not consider turnover rate a limiting factor in making investment decisions.

Investment Restrictions

      The Balanced Fund's investment objective may be changed by The Vantage Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Balanced Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Balanced Fund. No assurance can be provided that the Balanced Fund will achieve its investment objective.

      In accordance with current SEC regulations, the Balanced Fund, as a non-fundamental policy, will limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of its total assets at the time of purchase, except that 25% of the value of the Fund's assets may be invested in any one issuer for a period of up to three Business Days.

OPENING AN ACCOUNT AND PURCHASING SHARES

      An investment account may be opened and shares purchased directly from The Vantage Funds, through McKim Capital, Inc., or through other institutions. The Vantage Funds may decline to accept a purchase order when, in the judgment of The Vantage Funds or its investment adviser, it would not be in the best interest of existing shareholders to accept the order. If you have any questions or need any assistance in opening an investment account or purchasing shares, call 1-888-863-2004.

Anti-Money Laundering Program

      The Vantage Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent our mutual funds from being used for money laundering or the financing of terrorist activities. In this regard, The Vantage Funds reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity.

      These actions will be taken when, in the sole discretion of The Vantage Funds' management, they are deemed to be in the best interest of The Vantage Funds or in cases when The Vantage Funds is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if The Vantage Funds is required to withhold such proceeds.

Required Information

      To help the government fight the funding of terrorism and money laundering activities, United States law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      When you open or reopen an account, The Vantage Funds will ask for your name, address, date of birth, Social Security number or other certified taxpayer identification number (if a number has been applied for, the number must be provided and certified within sixty days of the date of the Purchase Application), and other information or documents that will allow us to identify you. If you do not supply the required information, we will attempt to contact you or, if applicable, your broker. If The Vantage Funds cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected. Payment for shares of any Fund may be made in the form of securities that are permissible investments for such Fund as determined by the Fund's investment advisor (Stellar Advisors, Inc.). For further information, see the Additional Statement.

      When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. The Vantage Funds may reject your application under its Anti-Money Laundering Compliance Program. See "Anti-Money Laundering Program." If your application is accepted, The Vantage Funds will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

      The Vantage Funds will try to verify your identity within a timeframe established in our sole discretion. If we cannot do so, The Vantage Funds reserves the right to redeem your investment at the net asset value next calculated after The Vantage Funds decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on mutual fund shares and will be subject to any related taxes. Proceeds may or may not be remitted if your account is closed at the request of governmental or law enforcement authorities. See "Anti-Money Laundering Program."

      The Vantage Funds may reject your application under its Anti-Money Laundering Compliance Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Purchasing Shares Directly From The Vantage Funds

      For your convenience, there are a number of ways to invest directly with The Vantage Funds. When establishing an investment account directly with The Vantage Funds, the minimum initial investment in each Fund in which you shall invest is $2,500 ($500 for an IRA; $250 for a spousal IRA; $250 under the Automatic Investment Plan; The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Vantage Funds reserves the right to waive these minimums.

By Mail

      You may purchase shares by mail by sending a Purchase Application, a copy of which accompanies this Prospectus, together with a check or a money order made payable to The Vantage Funds in the envelope provided or by addressing your envelope to The Vantage Funds at P.O. Box _______, Indianapolis, Indiana 46206-________. Additional requirements may be imposed. If using overnight delivery use the same address. Your check must be drawn on a bank located in the U.S. and must be payable in U.S. dollars. When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment, or indicate on your check or a separate piece of paper your name, address and account number.

      A $20 fee will be charged if any check used for investment does not clear. In addition, you will be responsible for any loss suffered by The Vantage Funds. If you purchase shares by check and subsequently request the redemption of those shares, The Vantage Funds may delay payment of the redemption proceeds until it is satisfied that the check has cleared, which may take up to 15 days from the purchase date. If you anticipate redemptions soon after purchase, you may wish to wire funds to avoid delays.

The Vantage Funds will not accept payment in cash or third party checks for the purchase of shares.

Wire

      You may make initial or subsequent investments in shares of the The Vantage Funds by wiring federal funds. If you are opening an account with a wire purchase, you must call 1-570-517-3500 for instructions prior to wiring funds. You must promptly complete a Purchase Application and forward it to The Vantage Funds in the envelope provided herewith, or by addressing your envelope to The Vantage Funds at P.O. Box ________, Indianapolis, Indiana 46206-____. Additional requirements may be imposed. Redemptions will not be paid until your completed application has been received by The Vantage Funds. If you wish to add to an existing account by wire purchase, you may wire federal funds to:

Union Federal Savings Bank of Indianapolis, Indiana
ABA# ______
DDA#: _______
Vantage Balanced Fund
For Further Credit: Your Name and Your The Vantage Funds Account Number

Direct Deposit

      You may purchase additional shares through the Direct Payroll Deposit Plan offered by The Vantage Funds. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Vantage Funds account. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House ("ACH") available to its employees. The Plan may be used for other direct deposits, such as Social Security checks, military allotments, and annuity payments. Further details about this service may be obtained from The Vantage Funds by calling 1-570-517-3500. The Vantage Funds reserves the right, at any time and without prior notice, to limit or terminate the Direct Payroll Deposit privilege or its use in any manner by any person.

Automatic Investment

      The Vantage Funds offers an Automatic Investment Plan that allows you to automatically purchase shares on a regular, monthly basis ($250 initial minimum, $50 monthly minimum additions). Under this Plan The Vantage Funds originates an ACH request to your financial institution which forwards funds periodically to The Vantage Funds to purchase shares. The Plan can be established with any financial institution that participates in the ACH funds transfer system. No service fee is currently charged by The Vantage Funds for participation in the Plan. You may establish the Plan by completing the appropriate section on the Purchase Application when opening an account. You may also establish the Plan after an account is opened by completing an Automatic Investment Plan Application which may be obtained by calling 1-888-863-2004. Investors are responsible for all losses and expenses of The Vantage Funds as a result of an ACH transfer that is rejected. If an investor discontinues participation in the Plan, Vantage reserves the right to redeem the investor's account involuntarily, upon 60 days' written notice, if the account's net asset value is $1,000 or less.

Purchasing Shares Through Other Institutions

      Customers of other institutions ("Service Organizations"), such as banks or broker/dealers that have entered into agreements with The Vantage Funds, should contact their account officers for appropriate purchase instructions. A Service Organization may impose particular customer account requirements in connection with investments in any Vantage Fund, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in The Vantage Funds shares. To determine whether you may purchase shares through your institution, contact your institution directly or call 1-570-517-3500. Purchases (and redemptions) placed through a Service Organization are processed only on days that both The Vantage Funds and the particular institution are open for business.

      Depending on the terms of the particular account used to purchase The Vantage Funds shares, other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in The Vantage Funds. For further discussion of Service Organizations and the procedures for purchasing (and redeeming) shares through them, see "Management-Service Organizations."

Additional Purchase Information

EFFECTIVE TIME AND PRICE OF PURCHASES

      A purchase order for The Vantage Funds shares received by The Vantage Funds by 4:00 p.m. (New York Time) on a Business Day will be executed that day, provided immediately available funds have been received by The Vantage Funds by that time. If your purchase order or immediately available funds are not received by 4:00 p.m. (New York Time), then your purchase order will be executed on the next Business Day following the Business Day on which your order and immediately available funds are received by The Vantage Funds. Purchase orders that are accompanied by payment in any form other than immediately available funds will be executed on the next Business Day after the Business Day on which both the order and payment in proper form are received by The Vantage Funds. Investors should note that dividends begin to accrue generally on the next business day following the purchase of shares in the Fund.

MISCELLANEOUS PURCHASE INFORMATION

      You will be responsible for all losses and expenses of The Vantage Funds as a result of a check that does not clear or an ACH transfer that is rejected. The Vantage Funds may decline to accept a purchase order when, in the judgment of The Vantage Funds or its investment adviser, it would not be in the best interest of existing shareholders to accept the order. Federal regulations require that you provide a social security number or other certified taxpayer identification number upon opening or reopening an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the Purchase Application. Payment for shares of any of The Vantage Funds, in the discretion of Stellar Advisors, Inc., may be made in the form of securities that are permissible investments for such Fund. For further information, see the Additional Statement. Additions or changes to any information in your account registration (for example, a change in registration from a joint account to an individual account) may be made by submitting a written request to the Transfer Agent accompanied by a signature guarantee by a financial institution or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. In the interests of economy and convenience, certificates representing shares of the Funds are not issued. The Vantage Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact The Vantage Funds for a free paper copy of this Prospectus by writing to The Vantage Funds at 600 Main Street, Suite 100, Stroudsburg, PA 18360 or by calling 1-570-517-3500.

REDEEMING AND EXCHANGING SHARES

      You can arrange to withdraw your investment in The Vantage Funds by selling some or all of your shares. This process is known as "redeeming" your shares. The procedures for redeeming shares differ depending on whether you purchase your shares directly from The Vantage Funds or through a Service Organization. If you purchase your shares through an account at a Service Organization, you will redeem them in accordance with the instructions pertaining to that account.

Redeeming and Exchanging Directly from the Funds

      When you purchase your shares directly from The Vantage Funds, you may redeem shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at a Service Organization and you appear on The Vantage Funds' records as the registered holder. You may call 1-570-517-3500 if you have any questions regarding redemptions.

      The Vantage Funds imposes no charges when you redeem shares. Remember, however, when shares are purchased through a Service Organization, a fee may be charged by those institutions for providing services in connection with your investment.

BY MAIL

      You may redeem shares in any number or dollar amount by sending a written request to The Vantage Funds, at P.O . Box ___, Indianapolis, IN 46206-_____. The redemption request must state the number of shares or the dollar amount to be redeemed and identify The Vantage Funds account number. If the redemption proceeds are to be sent elsewhere than the address of record, each request must be accompanied by a signature guarantee by a financial institution or such other means or evidence of authority as may be acceptable to The Vantage Funds. In addition, written requests for redemptions exceeding $50,000 must be accompanied by a signature guarantee by a financial institution or such other means or evidence of authority as may be acceptable to The Vantage Funds. Additional requirements may be imposed. A signature notarized by a notary public is unacceptable. The Vantage Funds reserves the right to require signature guarantees in other circumstances based on the amount of the redemption request or other factors, and may impose additional requirements.

BY WIRE

      If you authorize wire redemptions on your Purchase Application, shares can be redeemed and the proceeds sent by federal wire transfer to a previously designated account. You will be charged $15 for each wire redemption. The minimum amount that may be redeemed by this method is $250. The Vantage Funds reserves the right to change this minimum or to terminate the wire redemption privilege at any time without notice. To change bank instructions, a written request accompanied by a signature guarantee by a financial institution, or such other means or evidence of authority acceptable to The Vantage Funds, must be sent to:

Union Federal Savings Bank of Indianapolis, Indiana
ABA# ______
DDA#: _______
Vantage Balanced Fund
For Further Credit: Your Name and Your The Vantage Funds Account Number

Additional requirements may be imposed.

BY CHECK

      You may also redeem shares of The Vantage Funds by redemption check in amounts of $250 or more once the checkwriting privilege has been established. When the check is presented to The Vantage Funds for payment, it will cause the Fund involved to redeem a sufficient number of your shares to cover the amount of the check. Dividends are earned until the check clears. You can establish the checkwriting privilege by checking the appropriate box on the Purchase Application, or if your Fund account is already opened, by completing the appropriate form which may be obtained by calling The Vantage Funds at 1-570-517-3500. When establishing checkwriting for an account that is already opened, the form must be signed by each person whose name appears on the account accompanied by signature guarantees by a financial institution or such other means or evidence of authority as may be acceptable to The Vantage Funds. Additional requirements may be imposed.

      You may place stop payment requests on checks by calling The Vantage Funds at 1-570-517-3500. A $20 fee will be charged for each stop payment request. If there are insufficient shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $20 will be charged to the account. You may not use checks to close an account or redeem shares purchased within the past fifteen days. Checks you write will not be returned to you, although copies are available upon request. The Vantage Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the checkwriting privilege or its use in any manner by any person.

SYSTEMATIC WITHDRAWALS

      The Vantage Funds offers a Systematic Withdrawal Plan. If you own shares of the fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals ($250 minimum amount per withdrawal) and distributed in cash. See "Purchasing Shares Directly from the Funds." An application form and additional information may be obtained from The Vantage Funds by calling 1-570-517-3500.

TELEPHONE PRIVILEGE

      This privilege permits you to redeem or exchange shares by telephone. To establish the telephone privilege, you must check the appropriate box on the Purchase Application, or if your Fund account is already opened, you may send a written request to The Vantage Funds. The request must be signed by each owner of the account and accompanied by signature guarantees as provided below or such other means or evidence of authority as may be acceptable to the Vantage Funds. Once you have established the telephone privilege, you may use the telephone privilege by calling The Vantage Funds at 1-570-517-3500.

      The Vantage Funds has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. The address of record for redemption checks may be changed only by a written request accompanied by signature guarantees by a financial institution or such other means or evidence of authority as may be acceptable to The Vantage Funds and sent to The Vantage Funds, 600 Main Street, Suite 100, Stroudsburg, PA 18360. Additionally, The Vantage Funds utilizes recorded lines for telephone transactions and will request a form of personal identification. The Vantage Funds will not be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that The Vantage Funds fails to use reasonable procedures to verify the genuineness of telephone instructions, it may be liable for instructions that prove to be fraudulent or unauthorized. In all other cases, you will bear the risk of loss.

      The Vantage Funds reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by The Vantage Funds at any time without notice. During periods of substantial economic or market change, telephone redemptions may be difficult to place. If you are unable to contact The Vantage Funds by telephone, shares may also be redeemed by mail as described above under the discussion of redemptions by mail.

Redeeming Through Other Institutions

      If you purchase your shares through an account at a Service Organization, you will redeem them in accordance with the instructions pertaining to that account. If you are listed on the books of The Vantage Funds as the shareholder of record, you may also redeem your shares using any of the methods described above under "Redeeming Directly from the Funds." Questions regarding these redemptions or exchanges should be directed to your account representative at the Service Organization. Although The Vantage Funds imposes no charges when you redeem, when shares are purchased through another Service Organization a fee may be charged by those institutions for providing services in connection with your account.

Additional Redemption Information

EFFECTIVE TIME AND PRICE OF REDEMPTIONS

      Redemption orders for shares of The Vantage Funds are processed at the net asset value next determined at 4:00 p.m. (New York Time) after receipt in good order by The Vantage Funds by 4:00 p.m. (New York Time) on a Business Day. Good order means that the request must include the following information: the account number and Fund name; the amount of the transaction (as specified in dollars or number of shares); the signatures of all account owners exactly as they are registered on the account (except for telephone and wire redemptions); required signature guarantees (if applicable); and other supporting legal documents that might be required in the case of estates, corporations, trusts and certain other accounts. Please call 1-570- 517-3500 for the additional documentation that may be required of these entities. Investors should note that dividends earned accrue through the date of redemption.

PAYMENT OF REDEMPTION PROCEEDS

      If received by The Vantage Funds by 4:00 p.m. (New York Time) on a Business Day, a redemption request normally will result in proceeds being sent on the next Business Day, unless payment in immediately available funds on the same Business Day is specifically requested. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order. If, however, any portion of the shares to be redeemed represents an investment made by check, The Vantage Funds may delay the payment of the redemption proceeds until it is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. The Vantage Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect The Vantage Funds.

MISCELLANEOUS REDEMPTION INFORMATION

      It is the policy of The Vantage Funds that all redemption proceeds will be sent by check. The ACH system may be utilized for payment of redemption proceeds. Redemptions may not be processed if a shareholder has failed to submit a completed and signed Purchase Application. The Vantage Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

      To relieve The Vantage Funds of the cost of maintaining uneconomical accounts, The Vantage Funds reserves the right to redeem the shares held in any account if at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $1,000. Before such involuntary redemption would occur, you would be given at least 60 days' written notice and, during that period, you could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

      Any involuntary redemption would be at net asset value. The Vantage Funds also reserves the right to redeem shares involuntarily if it is otherwise appropriate to do so under the Investment Company Act of 1940 Act.

DISTRIBUTIONS AND TAXES

Distributions

      The net investment income of each of The Vantage Funds is declared as a dividend on each Business Day on the shares that are outstanding at 4:00 p.m. (New York Time) on the declaration date. Net investment income includes interest accrued on the Balanced Fund's assets less the Fund's estimated expenses. Dividends from net investment income are paid quarterly.. Net realized short-term capital gains, after reduction for capital loss carry-forwards, if any, of the Fund may be distributed from time to time during Vantage Funds' fiscal year (but not less frequently than annually).

      The net realized capital gains of each of the Vantage Funds are distributed at least annually.

Taxes

      As with any investment, you should consider the tax implications of an investment in the Vantage Funds. The following is only a short summary of the important tax considerations generally affecting The Vantage Funds and its shareholders. You should consult your tax adviser with specific reference to your own tax situation. The Vantage Funds will send written notices to shareholders annually regarding the tax status of distributions made by The Vantage Funds. Each of the Funds will determine annually the percentage of its net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which is fully taxable and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

FEDERAL TAXES

      The Balanced Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent the Balanced Fund's earnings are distributed to shareholders as required by the Code, the Balanced Fund itself is not required to pay federal income taxes.

      To qualify, the Balanced Fund will pay as dividends at least 90% of its investment company taxable income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, each year. Investment company taxable income includes taxable interest, dividends and short-term capital gains less expenses. Dividends based on either investment company taxable income (which includes income resulting from investments in options and futures contracts) or the excess of net short-term capital gain over net long-term capital loss are treated as ordinary income in determining gross income for tax purposes, whether or not the dividends are received in cash or additional shares. (Federal income taxes for distributions to an IRA or other qualified retirement account are deferred under the Code.)

      Any distribution based on the excess of long-term capital gain over net short-term capital loss will be taxable as a long-term capital gain, no matter how long you hold Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss realized on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

      Before purchasing shares you should consider the effect of any capital gain distributions. The per share price will be reduced by the amount of the payment, so that a shareholder will, in effect, have paid full price for the shares and then received a portion of the price back as a taxable distribution. This is because at any given time the value of your shares includes the undistributed net gains, if any, realized by the Balanced Fund on the sale of portfolio securities, and undistributed dividends and interest received, less the Balanced Fund's expenses. Because such gains and dividends are included in the price of your shares, when they are distributed, the price of your shares is reduced by the amount of the distribution.

      Accordingly, if your distribution is reinvested in additional shares, the distribution has no effect on the value of your investment; while you own more shares, the price of each share has been reduced by the amount of the distribution. Likewise, if you take your distribution in cash, the value of your shares after the record date plus the cash received is equal to the value of the shares before the record date.

      Any dividends declared in October, November or December and payable to shareholders during those months will be deemed to have been paid by the fund and received by shareholders on December 31, so long as the dividends are actually paid, as expected, in January of the following year.

      Shareholders may realize a taxable gain or loss when redeeming, transferring or exchanging their shares (or in using the Systematic Withdrawal Plan to direct reinvestments), depending on the difference in the prices at which the shares were originally purchased and when redeemed, transferred or exchanged.

      Dividends and certain interest income earned by the Vantage Funds from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders.

      Vantage Funds will be required in certain cases to withhold and remit to the U.S. Treasury 28%of the dividends and distributions paid to any investor

      (i) who has provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all,

      (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or

      (iii) who has failed to certify to the Balanced Fund, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

STATE AND LOCAL TAXES GENERALLY

      Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser. In particular, dividends may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. You should see your tax adviser to determine whether distributions from the Fund are exempt in your state.

MANAGEMENT

Board of Trustees

      The business and affairs of Vantage Funds are managed under the direction of its Board of Trustees. The Additional Statement contains the name of each Trustee and other background information.

Investment Adviser, Transfer Agent and Custodian

      Stellar Advisors, Inc ("Stellar Advisors"), with offices at 600 Main Street, Suite 100, Stroudsburg, PA 18360, serves as Vantage Funds' investment adviser. Stellar Advisors, is registered as an investment adviser under the Investment Advisers Act of 1940. Stellar Advisors was incorporated in May 2004 and has not conducted any business prior to becoming the investment advisor for the Balanced Fund. However, an affiliate of Stellar Advisors, acts as Master Advisor to several large public foundations and has investment management responsibilities for multiple large diversified portfolios.

      Unified Fund Services, Inc., with offices at 431 N. Pennsylvania Street, Indianapolis, Indiana 46204, serves as transfer agent and provides various administrative servicing functions to The Vantage Funds. As of September 30, 2004, Unified Fund Services, Inc. provided services to ______ fund groups representing over $ _________billion in assets.

      The Trust Company of Sterne Agee and Leach, Inc., with offices at 800 Shades Creek Parkway, Birmingham, AL 35209, serves as custodian. As of September 30, 2004, The Trust Cpmpany of Sterne Agee and Leach, Inc. had approximately $_____ billion in assets under custody and provided services for approximately ____ mutual fund groups.

      Subject to the general supervision of The Vantage Funds' Board of Trustees, Stellar Advisors, Inc. is responsible for making investment decisions for The Vantage Funds and placing purchase and sale orders for portfolio securities. Stellar Advisors is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for The Vantage Funds). In making investment recommendations for The Vantage Funds, investment advisory personnel must not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of Sterne Agee and Leach, Inc.

      As compensation for its advisory services and its assumption of related expenses, Stellar Advisors is entitled to a fee, computed daily and payable monthly, at an annual rate of .35% of the average daily net assets of the Fund.

      The fees payable by the Fund for transfer agent and custodial services are described in the Additional Statement.

Portfolio Manager

      John M. Devlin, Jr. is the Portfolio Manager for the Fund and is primarily responsible for the management of the investment selections of the Fund. Mr. Devlin was Senior Portfolio Manager with J.P. Morgan Investment Management for more than five years prior to retiring in __________________. Mr. Devlin has been in the investment and asset management business for over 24 years. Before retiring from J. P. Morgan Investment Management, he was a Senior Portfolio manager for ten years, responsible for directing investment activity, pension asset and liability advice, tactical and strategic portfolio management for institutional relationships with over $44 billion in assets. Mr. Devlin was also the Committee Chairman for client portfolio guidelines, compliance and performance review for JP Morgan accounts with an asset size over $200 billion.

Administrator

      Stellar Financial, Inc. ("Stellar Financial"), with offices in the 600 Main Street, Suite 100, Stroudsburg, PA 18360, provides various administrative servicing functions, and any shareholder inquiries may be directed to it. As compensation for its administrative services (which include clerical, compliance, regulatory and other services), Stellar Financial is entitled to a fee, computed daily and payable monthly, at an annual rate of .10% of the first $200 million of average daily net assets of the Fund, .05% of the next 500 million of average daily net assets and .03% of any average daily net assets in excess of $700 million, with a minimum monthly fee of $2,000.

Distributor

      McKim Capital, Inc.,("McKim"), with offices at 600 Main Street, Stroudsburg, PA 18360, is the distributor for the Vantage Funds' shares. As compensation for such services, McKim is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of the average daily net assets of the Fund.

Service Organizations

      The Vantage Funds may enter into agreements with Service Organizations such as banks, corporations, brokers, dealers and other financial institutions, concerning the provision of support and/or distribution services to their customers who own shares of The Vantage Funds. These services, which are described more fully in the Additional Statement, may include support services such as assisting in the establishment and maintenance of shareholder accounts and responding to shareholder inquiries regarding investment objectives, policies and other operational features. In addition, Service Organizations may assist in any sales, marketing and other activities primarily intended to result in the sale of shares such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of shares of The Vantage Funds. For their services, Service Organizations may receive fees from The Vantage Funds at annual rates of up to .25% of the average daily net asset value of the shares covered by their agreements.

      Service Organizations may charge their customers fees for providing administrative services in connection with investments in The Vantage Funds. Under the terms of their agreements with Vantage Funds, Service Organizations will be required to provide a schedule of these fees to their customers. In addition, investors should contact their Service Organization with respect to the availability of shareholder services and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

      Conflict-of-interest restrictions may apply to the receipt of compensation paid by The Vantage Funds in connection with the investment of fiduciary funds in shares of The Vantage Funds. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with The Vantage Funds.

      Agreements that contemplate the provision of distribution services by McKim and Service Organizations are governed by a Service Plan (the "Plan") that has been adopted by Vantage Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations under the Plan are not tied directly to the own out-of-pocket expenses of the recipients and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Expenses

      Except as set forth above and in the Additional Statement, each of The Vantage Funds is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to Stellar Advisors and McKim, brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws, expenses of the organization of The Vantage Funds, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against The Vantage Funds for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees, payments to Service Organizations, fees of industry organizations such as the Investment Company Institute, and miscellaneous and extraordinary expenses incurred by The Vantage Funds.

FURTHER INFORMATION

Determining Share Price

      The Balanced Fund's investment adviser calculates net asset value per share ("NAV") as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Balanced Fund is generally based on the current market value of the securities held in the Balanced Fund.

      If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of The Vantage Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Balanced Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. Any determinations of the Balanced Fund's NAV by the Fund's investment adviser made during a quarter will be reviewed by the Board of Trustees of The Vantage Funds at the next regularly scheduled meeting of the Board.

      Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

      Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Balanced Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Balanced Fund's shares may change on days when shareholders are not able to buy or sell their shares.

      Occasionally, events that affect the value of the Balanced Fund's portfolio securities may occur between the time the principal market for the Fund's foreign securities closes and the closing of the NYSE. If the Balanced Fund's investment advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, The Vantage Funds' Board of Trustees. The Balanced Fund may also fair value its foreign securities when a particular foreign market is closed, but the Balanced Fund is open. This policy is intended to assure the Balanced Fund's NAV appropriately reflects securities' values at the time of pricing.

Advertising Performance

      The performance of The Vantage Funds may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of The Vantage Funds may be compared to data prepared by Lipper Analytical Services, Inc., to the Standard & Poor's 500 Index, the Russell 2000 Small Stock Index, the Consumer Price Index or the Dow Jones Industrial Average.

      Performance is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Any fees charged by Stellar Financial or a Service Organization directly to its customers in connection with investments in The Vantage Funds will not be included in The Vantage Funds' calculations of performance data.

Voting Rights

      The Vantage Funds was formed as a Massachusetts Business Trust on May 28, 2004 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of one or more separate series representing interests in different investment portfolios. Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each series entitled to vote on a matter will vote in the aggregate and not by series, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations where the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Vantage Funds may elect all of the Trustees. The Vantage Funds does not presently intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will call a meeting of shareholders to vote on matters on which shareholders shall be entitled to vote when so requested in writing by the record holders of 30% or more of the outstanding shares. To the extent required by law, The Vantage Funds will assist in shareholder communications in connection with the meeting.

      As of ___________, 2004, National Heritage Foundation possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of The Vantage Funds.

Shareholder Reports

      Shareholders of record will be provided each year with a semi-annual report showing portfolio investments and other information as of September 30 and, after the close of the Funds' fiscal year, March 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call 1-888-863-2004.

Retirement Plans

      Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Stellar Financial. To invest through any of the tax-sheltered retirement plans, please call Stellar Financial for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

Miscellaneous

      The address of The Vantage Funds is 600 Main Street, Suite 100, Stroudsburg, PA 18360 and the telephone number is 1-570-517-3500. Vantage Funds is registered as an open-end management investment company under the 1940 Act, and the Balanced Fund is classified under that Act as a diversified portfolio.

      As used in this Prospectus, "Business Day" means each day McKim and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by the Exchange. In 2004, these holidays are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. On days when McKim or the Exchange closes early as a result of unusual weather or other conditions, the right is reserved to advance the time by which purchase and redemption requests must be received. In addition, on any Business Day when the Public Securities Association ("PSA") recommends that the securities markets close early, The Vantage Funds reserves the right to cease or to advance the deadline for accepting purchase and redemption orders for same Business Day credit up to one hour before the PSA recommended closing time. Purchase and redemption requests received after the advanced closing time will be effected on the next Business Day. Stellar Financial is not required to calculate the net asset values of The Vantage Funds on days during which no shares are tendered to The Vantage Funds for redemption and no orders to purchase or sell shares are received by The Vantage Funds, or on days on which there is an insufficient degree of trading in The Vantage Funds portfolio securities for changes in the value of such securities to materially affect the net asset value per share.

      From time to time, The Vantage Funds' distributor may provide promotional incentives to brokers whose representatives have sold or are expected to sell shares of The Vantage Funds. At various times, the distributor may implement programs under which a broker's sales force may be eligible to win cash or non-cash awards for sales efforts, and may finance broker sales contests or recognition programs conforming to criteria established by the distributor. The distributor may also provide marketing services to brokers consisting of written informational material relating to sales incentive campaigns conducted by such brokers for their representatives.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN VANTAGE FUNDS' ADDITIONAL STATEMENT IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY VANTAGE FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY VANTAGE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

This Prospectus provides information about the Funds that you should know before investing. It should be read and retained for future reference. Further information is included in a Statement of Additional Information dated ________, 2004, which is incorporated by reference herein. For a free copy, write to The Vantage Funds' distributor, McKim Capital. Inc., at 600 Main Street, Suite 100, Stroudsburg, PA 18360 or call 1-888-863-2004.

 [VANTAGE FUNDS LOGO APPEARS HERE]

PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                MONEY MARKET FUND
                                  BALANCED FUND

                                  VANTAGE FUNDS
                                  (THE "TRUST")

This Statement of Additional Information dated __________, 2004 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses dated ___________, 2004, as amended or supplemented from time to time ("each, a "Prospectus") for the Money Market Fund and the Balanced Fund (each, a "Fund"). Copies of a Prospectus may be obtained without charge by writing to Vantage Funds, 600 Main Street, Suite 100, Stroudsburg, PA 18360 or by calling 1-888-863-2004. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

      Commencing with the unaudited financial statements as at __________, 2004 and for the period then ended, the unaudited financial statements relating to the Money Market Fund and Balanced Fund will be prepared semi-annually and distributed to shareholders. Commencing with the annual report for the year ended March 31, 2005, copies of the annual report may be obtained upon request and without charge by calling 1-888-863-2004.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

ADDITIONAL INVESTMENT INFORMATION............................................. 2
  Classification and History.................................................. 2
  Investment Objectives and Policies.......................................... 2
  Asset-Backed (including Mortgage-Backed) Securities......................... 2
  Commercial Paper, Bankers' Acceptances, Certificates of Deposit,
  Time Deposits and Bank Notes................................................ 5
  Custodial Receipts for Treasury Securities.................................. 5
  Forward Commitments, When-Issued Securities and
  Delayed-Delivery Transactions............................................... 6
  Convertible Securities ..................................................... 7
  Foreign Securities ......................................................... 8
  Futures Contracts and Related Options ......................................10
  Illiquid or Restricted Securities...........................................11
  Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps,
  Interst Rate Floors, Caps and Collars and Currency Swaps ...................11
  Investment Companies........................................................12
  Municipal Instruments.......................................................13
  Options ....................................................................16
  Repurchase Agreements.......................................................18
  Reverse Repurchase Agreements...............................................18
  Securities Lending..........................................................19
  Standby Commitments.........................................................19
  Stripped Securities.........................................................19
  Supranational Bank Obligations..............................................20
  U.S. Government Obligations.................................................20
  Variable and Floating Rate Instruments......................................21
  Warrants ...................................................................22
  Yields and Ratings..........................................................22
  Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds.....................22
  Investment Restrictions.....................................................23
ADDITIONAL TRUST INFORMATION..................................................26
  Trustees and Officers.......................................................26
  Trustee and Officer Compensation............................................28
  Code of Ethics..............................................................28
  Investment Adviser and Custodian............................................28
  Proxy Voting................................................................32
  Administrator...............................................................33
  Distributor ................................................................33
  Service Organizations.......................................................34
  Counsel and Auditors........................................................34
  In-Kind Purchases and Redemptions...........................................35
  Automatic Investing Plan....................................................35
  Redemptions.................................................................36
  Retirement Plans............................................................36
  Expenses....................................................................36
PERFORMANCE INFORMATION.......................................................37
  General Information.........................................................38
  Net Asset Value.............................................................39
  Taxes.......................................................................40
  Federal-General Information.................................................40
  Federal- Tax-Exempt Information.............................................42
  Taxation of Certain Financial Instruments...................................43
DESCRIPTION OF SHARES.........................................................43
FINANCIAL STATEMENTS..........................................................46
OTHER INFORMATION.............................................................46
APPENDIX A....................................................................46
DESCRIPTION OF SECURITIES RATINGS.............................................46
  Short-Term Credit Ratings...................................................46
  Local Currency and Foreign Currency Risks...................................47
  Long-Term Credit Ratings....................................................48
  Notes to Short-Term and Long-Term Credit Ratings............................51
  Municipal Note Ratings......................................................52
  About Credit Ratings........................................................52

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

      The Trust is an open-end management investment company. The Trust currently has two investment portfolios, The Money Market Fund and The Balanced Fund. Each is referred to as a "Fund." Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is a series of the Trust that was formed as a Massachusetts Business Trust on May 28, 2004 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust may also offer other Funds which are not described in this document.

INVESTMENT OBJECTIVE AND POLICIES

      The following supplements the investment objectives, strategies and risks of the Funds as set forth in their Prospectuses. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Adviser to be substantially similar to those of any other investment otherwise permitted by the Fund's investment policies.

      The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

      The Balanced Fund seeks to provide an attractive investment return through a combination of long-term growth of capital and current income.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES

      To the extent described in the Prospectuses, each Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security is normally subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely.

      These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

      If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

      Asset-backed securities acquired by the Funds may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Fund will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

      There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

      Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored enterprise owned by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating Federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund's liquidity and value.

      Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

      In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exported to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

      The Balanced Fund, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

      Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES

      Each Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      The Balanced Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Balanced Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

      The Balanced Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Balanced Fund may dispose of or negotiate a commitment after entering into it. The Balanced Fund also may sell securities it has committed to purchase before those securities are delivered to the Balanced Fund on the settlement date. The Balanced Fund may realize a capital gain or loss in connection with these transactions.

      When the Balanced Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Balanced Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Balanced Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Balanced Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Balanced Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

CONVERTIBLE SECURITIES

      Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      In selecting convertible securities, the Fund's investment adviser may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

      The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

      Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

      In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

FOREIGN SECURITIES

      To the extent consistent with its investment policies, the Balanced Fund may invest in bonds and other fixed income securities of foreign issuers.

      Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Balanced Fund to the extent that it invests in foreign stocks. The holdings of the Balanced Fund, to the extent that it invests in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment.

      Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

      There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

      The Balanced Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

      To the extent permitted by its investment policies, the Balanced Fund may invest its assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalization and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Balanced Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Balanced Fund to value its portfolio securities and could cause the Balanced Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Balanced Fund has delivered or the Balanced Fund's inability to complete its contractual obligations.

      Unanticipated political, economic or social developments may affect the value of The Balanced Fund's investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Although The Balanced Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund's total assets, adjusted to reflect its net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

      The Balanced Fund is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

      Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. Federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

FUTURES CONTRACTS AND RELATED OPTIONS

      The Balanced Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. In addition to bona fide hedging, a Commodity Futures Trading Commission ("CFTC") regulation permits the Balanced Fund to engage in other futures transactions if immediately thereafter either (i) the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return does not exceed 5% of the market value of the Fund's net assets or (ii) the aggregate notional value of the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return does not exceed the market value of the Fund's net assets. "Notional value" for each futures position is the size of the contract (in contract units) multiplied by the current market price per unit. "Notional value" for each option position is the size of the contract (in contract units) multiplied by the price per unit required to be paid upon exercise. The Balanced Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Code for maintaining its qualification as a regulated investment company for Federal income tax purposes. The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to regulation as a pool operator under that Act.

      When used as a hedge, the Balanced Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Balanced Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

      Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the National Futures Association or any domestic futures exchange. In particular, the Balanced Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

      In connection with the Balanced Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

      The Trust intends to comply with the regulations of the CFTC exempting the Balanced Fund from registration as a "commodity pool operator."

ILLIQUID OR RESTRICTED SECURITIES

      The Money Market Fund may invest up to 10% and the Balanced Fund may invest up to 15% of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS.

      The Balanced Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Balanced Fund may also enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

      Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Balanced Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and the Investment Adviser believe that transactions do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

      The Balanced Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody's or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, the Balanced Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Balanced Fund would be less favorable than it would have been if this investment technique were not use.

INVESTMENT COMPANIES

      With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

      Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

      If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

MUNICIPAL INSTRUMENTS

      Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

      Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

      State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

      Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

      Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

      The Balanced Fund may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Municipal bonds with a series of maturity dates are called Serial Bonds. The Balanced Fund may purchase Serial Bonds and also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Balanced Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term Put Bonds on which defaults occur following acquisition by the Fund.

      The Balanced Fund may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in a custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Balanced Fund may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

      An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Vantage Funds cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted.

      Certain of the municipal instruments held by the Balanced Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Balanced Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

      In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions, which are not subject to Federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by the Balanced Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions, as described above under "Foreign Securities."

      The Balanced Fund may invest in municipal leases, which may be considered liquid under guidelines established by The Vantage Funds' Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by The Vantage Funds' Board of Trustees, will also consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

      Currently, it is not the intention of the Balanced Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.

OPTIONS

      To the extent consistent with its investment objective, The Balanced Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

      The Balanced Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

      All put options written by the Balanced Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option is also covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

      With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

      The Balanced Fund's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

      When the Balanced Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

REPURCHASE AGREEMENTS

      Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

REVERSE REPURCHASE AGREEMENTS

      The Balanced Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Balanced Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Balanced Fund may decline below the repurchase price. The Balanced Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Balanced Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

SECURITIES LENDING

      Collateral for loans of portfolio securities made by the Balanced Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Balanced Fund lends its securities, it continues to receive payments equal to the dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Balanced Fund is responsible for any loss that may result from its investment in borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Balanced Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

STRIPPED SECURITIES

      To the extent consistent with its investment policies, each Fund, to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

SUPRANATIONAL BANK OBLIGATIONS

      To the extent consistent with its investment policy, the Balanced Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. GOVERNMENT OBLIGATIONS

      Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration. The obligations of certain of these entities are not backed by the Full Faith and Credit of the U.S. government.

      Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

      To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS

      Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

      With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets a Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

      The Money Market Fund will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Fund. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

      Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

      Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS

      The Balanced Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Balanced Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS

      The yields on certain obligations, including the money market instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody's, and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

      Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

      To the extent consistent with its investment objectives, each Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

      PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

      Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

      Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of the Fund's outstanding shares.

The Funds may not:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

(3) Invest in companies for the purpose of exercising control.

(4) Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

(5) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to the Money Market Fund there is no limitation, and the Money Market Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks and repurchase agreements.. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(6) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(7) Make any investment inconsistent with their classification as a diversified company under the 1940 Act.

(8) Notwithstanding any of a Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

      For the purposes of Investment Restrictions No. 1 and No. 6 above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Funds had not filed such an application.

      In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund's assets.

      Except as otherwise provided in Investment Restriction No. 5, for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of the underlying assets.

      The Money Market Fund intends, as a non-fundamental policy, to diversify its investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of the Money Market Fund's total assets at the time of purchase, except that: (a) 25% of the value of the total assets of the Money Market Fund may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, the Money Market Fund may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that the Money Market Fund may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same persons. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. In addition, the Money Market Fund will limit its investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities") to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Money Market Fund's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Money Market Fund will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

      In addition to the foregoing, the Money Market Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder the Fund has the right to sell the securities to third parties.

      Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 6) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 6, the Fund involved will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

      Although the foregoing Investment Restrictions would permit the Money Market Fund to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, it is are not currently permitted to engage in these transactions under SEC regulations.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

      The business and affairs of the Trust and the Funds are managed under the direction of the Trust's Board of Trustees. The following tables show information for each trustee and executive officer of The Vantage Funds. The mailing address of the trustees and officers is 600 Main Street, Suite 100, Stroudsburg, PA 18360.

Non-Interested Trustees

Name and Age                 Position Held With The     Trustee Since              Principal Occupation(s)
                             Vantage Funds                                         During Past Five Years
------------------------------------------------------------------------------------------------------------
Michael Greene (40)          Trustee                    2004                       Senior Sales Consultant
                                                                                   of Oracle Corporation
                                                                                   since 1998
------------------------------------------------------------------------------------------------------------
Harold Kraft, M.D. (49)      Trustee                    2004                       Chief Executive Officer
                                                                                   of Pantheon Software
                                                                                   since 1994
------------------------------------------------------------------------------------------------------------
Kelly L.  Gill (39)          Trustee                    2004                       Director of Operations,
                                                                                   Virginia Society of
                                                                                   Health Systems
                                                                                   Pharmacists, since 1998
------------------------------------------------------------------------------------------------------------

Interested Trustees

------------------------------------------------------------------------------------------------------------
Name and Age                 Position  Held With The    Trustee Since              Principal Occupation(s)
                             Vantage Funds                                         for Past Five Years
------------------------------------------------------------------------------------------------------------
John T. Houk III (40)        Trustee                    2004                       President of National
                                                                                   Heritage Foundation
                                                                                   since 1998
------------------------------------------------------------------------------------------------------------


                                      B-26

------------------------------------------------------------------------------------------------------------
Julie Houk (39)              Trustee                    2004                       Vice President for
                                                                                   Development, National
                                                                                   Heritage Foundation,
                                                                                   since 1998
------------------------------------------------------------------------------------------------------------

Executive Officer

------------------------------------------------------------------------------------------------------------
Name and Age                 Position Held With         Officer Since              Principal Occupation(s)
                             Vantage Funds                                         for Past Five Years
------------------------------------------------------------------------------------------------------------
Ian Scott-Dunne (60)         President                  2004                       President of Stellar
                                                                                   McKim, LLC, a holding
                                                                                   company for Stellar
                                                                                   Adisors, Inc., Stellar
                                                                                   Financial, Inc. and
                                                                                   McKim Capital, Inc.,
                                                                                   since inception in 2004;
                                                                                   President of Stellar
                                                                                   Financial, Inc., since
                                                                                   1998
------------------------------------------------------------------------------------------------------------

      Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "non-interested Trustees" or "independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested Trustees."

      Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust;

      Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

      Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with McKim and Stellar Advisors and Vantage Funds.

      The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

      AUDIT COMMITTEE. The Board of Trustees has established an Audit Committee which consists of three members: Michael Greene, Kelly L. Gill and Dr. Harold Kraft. The functions performed by the Audit Committee include, among other things, acting as the principal liaison between the Board and the Trust's independent auditors, making recommendations to the Board regarding the auditor's engagement and compensation, ensuring receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust. The Audit Committee convenes at least four times each year to meet with the independent auditors to review the scope and results of the audit and to discuss other non-audit matters as requested by the Trust's Chairman, the Committee Chairman or the auditors.

TRUSTEE AND OFFICER COMPENSATION

      Each Trustee earns an annual retainer of $2,000 and an additional fee of $150 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $500. Each Committee member earns an additional fee of $150 and each Committee Chairman earns an additional fee of $200.

      The Trust does not provide pension or retirement benefits to its Trustees.

CODE OF ETHICS

      The Trust, its Investment Adviser and the principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER AND CUSTODIAN

      Stellar Advisors, Inc., ("Stellar Advisors" or the "Investment Adviser," serves as the investment adviser for the Fund. Stellar Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Stellar Advisors is a wholly-owned subsidiary of Stellar McKim, LLC ("Stellar McKim"), which also wholly owns McKim and Stellar Financial, Inc. ("SFI"). Stellar McKim is located at 135 East 57th Street, 15th Floor, New York, New York 10022.

      Through its subsidiaries, Stellar McKim is one of the nation's leading providers of investment management services. Stellar McKim believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, Stellar McKim is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees; (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of Federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. Stellar McKim as of _________2004, administered in various capacities approximately $2.7 billion of assets including approximately $500 million of assets for which SFI and its affiliates had investment management responsibilities.

      Under its Investment Advisory Agreement with the Trust (the "Advisory Agreement"), the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund and also provides certain ancillary services. The Investment Adviser is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC.

      The Advisory Agreement has been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of the Trust. The Advisory Agreement provides that in selecting brokers or dealers to execute transactions on behalf of the Fund, involving common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available and involving bonds and other fixed income obligations, the Investment Adviser shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction of a Fund, the Investment Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include, but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser may also obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product.

      Stellar Advisors and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Stellar Advisors makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Stellar Advisors will pay for the non-research portion of the mixed-use items with hard dollars.

      Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Fund. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

      Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Equity securities traded over-the-counter may also involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which are generally fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, may be traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

      The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Fund's interests.

      On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts, the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Adviser, at its discretion, but subject to applicable law, may select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of the broker or dealer.

      The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreements are not impaired thereby. The Advisory Agreement also provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Fund's shareholders in connection with the matters to which the Advisory Agreement relates. However, nothing in the Advisory Agreement shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or to its shareholders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Investment Adviser's reckless disregard of its obligations and duties under the Advisory Agreement.

      Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Fund until _________, 2006, and thereafter for successive one year periods, provided that the continuance is approved at least annually
(i) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under "Description of Shares"). The Advisory Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) upon 60 days' written notice to the Investment Adviser or by the Investment Advisor on 90 days' written notice to the Trustees.

      Under its Custodian Agreement with the Trust, The Trust Company of Sterne Agee & Leach, Inc. ("SAL" or the "Custodian") (i) holds each Fund's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of each Fund, (iii) makes receipts and disbursements of funds on behalf of the Funds, (iv) receives, delivers and releases securities on behalf of each Fund, (v) collects and receives all income, principal and other payments in respect of each Fund's investments held by the Custodian and (vi) prepares and forwards to the Trust a statement of all transactions in the account since the last statement and a schedule of current assets the Trust. The Custodian may appoint agents to carry out such of the provisions of the Custody Agreement as the Custodian may from time to time direct.

      As compensation for the services rendered with respect to the Trust by the Custodian to the Funds, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Funds at the rate of ..0025% per annum of the market value of securities held by the custodian for the Funds. The Custodian is also entitled to receive certain transaction fees. A transaction is a purchase, sale, maturity, redemption, tender, exchange, dividend reinvestment, deposit or withdrawal of a security

      The Custodian Agreement will continue in effect indefinitely and is terminable at any time without penalty by either party upon 30 days' written notice.

      The Advisory Agreement was approved with respect to the Fund by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto (the "non-interested trustees") on ______________2004. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees' consideration of the Advisory Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Fund's contractual advisory fee rates and the Fund's projected operating expense ratios. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Fund's investment advisory fee structure; the revenues anticipated to be received by Stellar Advisors and its affiliates from the Fund for their investment advisory services and for other, non-investment advisory services, and their expenses in providing such services; the brokerage and research service received in connection with the placement of brokerage transactions for the Fund and the Fund's asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser; the types of services provided to the Fund under the Advisory Agreement; and the nature of the Fund's investors. After consideration of the Adviser's presentations, the Trustees determined that the Advisory Agreement should be approved.

      In the Advisory Agreement, the Investment Adviser agrees that the name "Stellar Advisors" and any derivative of the name or logo associated with the name may be used in connection with the Trust's business on a royalty-free basis. SFI has reserved to itself the right to grant the non-exclusive right to use the name "Stellar Advisors" to any other person. The Advisory Agreement provides that at such time as the Advisory Agreements are no longer in effect, the Trust will cease using the name "Stellar Advisors" or any derivatives of the name or logos associated with the name.

      The Trustees will take into consideration various factors in evaluating an investment advisory agreement. The Trustees request and assess comprehensive information about the investment adviser's services, including a complete description of the nature, extent, and quality of the services which are provided to the Funds under the advisory agreement, a report on the Funds' compliance with applicable investment objectives, policies, and restrictions, and applicable requirements of the Internal Revenue Code, a report containing relevant performance data for the Funds, and comparisons of that performance data to the performance of a representative sample of comparable funds and to the performance of recognized indices. The Trustees also will receive, from the adviser, recent financial statements, including a balance sheet and income statement, in order to assess the adviser's financial condition. After considering the nature and quality of the services to be provided by the adviser, the Trustees will next evaluate the reasonableness of the compensation to be paid by the Funds to the adviser. Additionally, the Trustees will consider the reasonableness of the adviser's potential profit, if any, projected from the fees under the advisory agreement. In analyzing the adviser's projected profitability, the Trustees will consider the anticipated costs incurred by the adviser in providing such services. Moreover, when examining the adviser's projected profitability, the Trustees will also determine whether the adviser, or any of its affiliates, would receive any quantifiable "fall-out" or collateral benefits as a result of the adviser providing services to the Funds. Collateral benefits are direct or indirect revenues or other benefits that the adviser or any of its affiliates receive that are attributable in some way to the existence of the Funds.

PROXY VOTING

      The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Stellar Advisors in its capacity as Investment Adviser. Stellar Advisors has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Stellar Advisors has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

      Normally, Stellar Advisors exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

      A Proxy Committee comprised of senior Stellar Financial investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

      Stellar Advisors may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Stellar Advisors may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Stellar Advisors may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Stellar Advisors may also be required to vote proxies for securities issued by Stellar Advisors or its affiliates or on matters in which Stellar Advisors has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. Stellar Advisors seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Stellar Financial does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

      Stellar Advisors may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

ADMINISTRATOR

      Stellar Financial, Inc., a wholly owned subsidiary of Stellar McKim, will act as administrator of the Trust (the "Administrator") pursuant to an Administration Agreement dated ______________2004 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. In addition, the Administrator provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The Administrator receives a monthly fee from the Trust equal to an annual rate of 0.10% of the Fund's average daily net assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,000).

      The Administration Agreement provides that the Trust will indemnify the Administrator against all claims except those resulting from the Administrator's refusal or failure to comply with the terms of the Administration Agreement or the willful misfeasance, bad faith or negligence of such Administrator.

      Unless sooner terminated, the Administration Agreement will continue in effect until _________, 2005, and thereafter for successive one-year terms with respect to the Trust. The Administration Agreement is terminable at any time without penalty by either party on at least 90 days written notice to the other party.

DISTRIBUTOR

      The Trust has entered into a Distribution Agreement under which McKim Capital, Inc. ("McKim"), as agent, sells shares of the Fund on a continuous basis. McKim pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. For its services under the Distribution Agreement McKim receives a monthly fee from the Trust equal to an annual rate of 0.25% of the Fund's average daily net assets.

      The Distribution Agreement provides that the Trust will indemnify McKim against, among other things, certain liabilities relating to (a) untrue statements or omissions of material fact in the Trust's registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, except those resulting from the reliance on information furnished to the Trust by McKim, and (b) the Distribution Agreement and McKim's performance of such agreement, except those resulting from the willful misfeasance, bad faith, negligence or recklessness of McKim in the performance of its duties under the Distribution Agreement.

      McKim and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which McKim or an affiliate is serving as a principal underwriter. In the opinion of McKim, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

SERVICE ORGANIZATIONS

      As stated in the Fund's Prospectus, the Fund may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include:
(i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

      The Fund's arrangements with Service Organizations under the agreements are governed by a Service Plan which has been adopted by the Board of Trustees. In accordance with the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

      The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit the Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such disinterested Trustees.

COUNSEL AND AUDITORS

      Guzov Ofsink Flink, LLC, with offices at 600 Madison Avenue, 14th Floor, New York New York 10022, serves as counsel to the Trust.

      Briggs, Bunting & Dougherty, LLP independent auditors, with offices at Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102, have been appointed to serve as independent auditors of the Trust. In addition to audit services, Briggs, Bunting & Dougherty, LLP will review the Trust's Federal and state tax returns, and provide consultation and assistance on accounting, internal controls and related matters.

IN-KIND PURCHASES AND REDEMPTIONS

      Payment for shares of each Fund may, in the discretion of McKim, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact the Vantage Funds. In connection with an in-kind securities payment, each Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

      Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

AUTOMATIC INVESTING PLAN

      The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

REDEMPTIONS

      Requests received on a Business Day prior to the time shares of the Funds are priced will be processed on the date of receipt. "Processing" a request means that shares of the Fund will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Fund involved in the request are priced and will be processed on the next Business Day in the manner described above.

      The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in each Fund's Prospectus from time to time. The Trust reserves the right on 60 days' written notice, to redeem the shares held in any account if at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value. The Trust may also involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders.

RETIREMENT PLANS

      Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from McKim. To invest through any of the tax-sheltered retirement plans, please call McKim for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

      Except as set forth above and in this Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, whether recurring or nonrecurring, the fees and expenses payable to the Investment Adviser, Administrator and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under Federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; its obligation to indemnify its officers and Trustees with respect to litigation; other legal expenses; expenses of preparing, printing, and mailing the prospectus, statement of additional information, proxy materials, reports and notices and distributing of the same to the Fund's shareholders and regulatory authorities; compensation and expenses of its Trustees, payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

PERFORMANCE INFORMATION

      You may call 1-888-863-2004 to obtain the current 7-day yield and other performance information or visit www.vantagefunds.com.

      The performance of each Fund may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of each Fund may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund.

      From time to time the Trust may advertise quotations of "yields" and "effective yields" with respect to the Fund and may advertise its "tax-equivalent yields" and "tax-equivalent effective yields." These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

      In arriving at quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

      "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the shares of a Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Fund's yield.

      "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

      The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Fund's effective yield.

      "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

      Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of the one percent.

GENERAL INFORMATION

      The performance information set forth above includes the reinvestment of dividends and distributions. Certain performance information set forth above reflects fee waivers in effect; in the absence of fee waivers, these performance figures would be reduced. Any fees imposed by McKim or other Service Organizations on their customers in connection with investments in the Fund are not reflected in the Trust's calculations of performance for the Fund.

      A Fund's yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Fund's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Fund as compared to comparable money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

      Each Fund may also quote from time to time the total return of its shares in accordance with SEC regulations.

      Each Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Stellar Advisors as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. Also, selected indices may be used to illustrate historic performance of selected asset classes. Each Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including, but not limited to, stocks, bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments.

Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

      Materials may include lists of representative clients of Stellar Advisors. Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other funds, investment products, and services.

      Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

      Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

      Each Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

      Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

NET ASSET VALUE

      As stated in its Prospectus, the Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if the Money Market Fund sold the instrument. During such periods the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Money Market Fund value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

      Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value of the Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of the Money Market Fund exceeds certain limits or the Investment Adviser believes that the market value difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by the Money Market Fund, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Money Market Fund's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Money Market Fund.

      Rule 2a-7 requires that the Money Market Fund limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that the Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days, (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires the Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

TAXES

      The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

      The discussions of Federal and state tax consequences in the Prospectuses and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

      Each Fund intends to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, each Fund is generally exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

      In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

      In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

      Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

      Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

      The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends or gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

FEDERAL - TAX-EXEMPT INFORMATION

      As described in the Prospectuses, the Funds may provide investors with Federally tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of either Fund would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Fund's dividends being tax-exempt. In addition, neither Fund may be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

      In order for a Fund to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

      Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt Fund generally is not deductible for Federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations have been issued as of the date of this Additional Statement.

      Corporate taxpayers will be required to take into account all exempt-interest dividends from the Fund in determining certain adjustments for alternative minimum tax purposes.

      The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the

Federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

      Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Funds.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

      The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

      In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

DESCRIPTION OF SHARES

      The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's existing series, which represent interests in the Trust's portfolios.

      Under the terms of the Trust Agreement, each share of a Fund, represents a proportionate interest in that Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. The Trustees have determined that the shares of beneficial interest in each Fund shall have a par value of $.001per share. Shares do not have any preference, preemptive, conversion, or similar rights. The right of redemption is described under "Redeeming and Exchanging Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Fund. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of Vantage Funds are normally allocated in proportion to the net asset values of the respective Funds, except where allocations of direct expenses can otherwise be fairly made.

      Shareholders are entitled to one vote for each full share held and proportionate fractional votes in proportion to the percentage that the fractional share represents of the whole share. Each Fund of the Trust is entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund. Shares will be redeemed at net asset value, at the option of the shareholder. Each Fund sends semi-annual and annual reports to all of its shareholders, which include a list of the Fund's portfolio securities and the Fund's financial statements, which shall be audited annually. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

      Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees if the holders choose to do so, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting, or as required by the 1940 Act. The Trust will assist in shareholder communications in connection with a meeting called by shareholders as required by Section 16 (c) of the 1940 Act. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Vantage Funds does not issue certificates evidencing Fund shares.

      The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

      The Trust Agreement permits the termination of the Trust or of any series or class of the Trust by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class or (ii) by a majority of the Trustees without shareholder approval upon written notice to the shareholders.

      Under the Massachusetts Business Trust Act (the "Massachusetts Act"), shareholders are not personally liable for obligations of the Trust. The Massachusetts Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Massachusetts law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Massachusetts law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

      The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

      The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

      The term "majority of the outstanding shares" of either Vantage Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Vantage Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Vantage Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Vantage Funds or such Fund or portfolio.

      As of ______________2004, The Trust's Trustees and officers as a group did not directly own any of the outstanding shares of either Fund. However, each of Julie Houk and John Houk was an officer of the National Heritage Foundation, which owned all of the outstanding shares of each Fund.

FINANCIAL STATEMENTS

      The audited Statement of Assets and Liabilities as of __, 2004 for each Fund is included below.

OTHER INFORMATION

      The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

"A-1"

Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2"

Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3"

Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"

Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"C"

Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"

Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

      Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

"Prime-1"

Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2"

Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"Prime-3"

Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime"

Issuers do not fall within any of the Prime rating categories.

LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

"AAA"

An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA"

An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A"

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB"

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB"

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"

An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"

An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C"

The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

"D"

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa"

Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

A"

Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"

Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"

Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"

Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"

Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C"

Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

CREDITWATCH:

CreditWatch highlights the potential direction of a short-or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK:

A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             Positive means that a rating may be raised.
             Negative means that a rating may be lowered.
             Stable means that a rating is not likely to change.
             Developing means a rating may be raised or lowered.
             N.M. means not meaningful.

MOODY'S

WATCHLIST:

Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

RATING OUTLOOKS:

A Moody's rating outlook is an opinion regarding the likely direction of an issuers rating over the medium term. Rating outlooks fall into the following four categories: Positive, Negative, Stable and Developing (contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, Moody's written research will describe any differences in the outlooks for the issuer and the reasons for these differences. If no outlook is present, the following designations will be used: Rating(s) Under

Review or No Outlook. Rating(s) Under Review indicates that the issuer has one or more ratings under review for possible change, and this over-rides the Outlook designation. If an analyst has not yet assigned an Outlook, then No Outlook will be displayed.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

"SP-1"

The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2"

The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3"

The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

"MIG-1"/"VMIG-1"

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2"/"VMIG-2"

This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

"MIG-3"/"VMIG-3"

This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

"SG"

This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

PART C

OTHER INFORMATION

ITEM 22.    EXHIBITS

(a)         Agreement and Declaration of Trust dated May 24, 2004*

(b)         By-Laws*

(c)         See (a)

(d)         Form of Investment Advisory Agreement between Registrant and Stellar
            Advisors*

(e)         Form of Distribution Agreement between Registrant and McKim*

(f)         None

(g) Custodian Agreement between Registrant and The Trust Company of Sterne Agee and Leach, Inc.**

(h)         (1)   Form of Administration Agreement between the Registrant and
                  Stellar Financial, Inc.*

            (2) Transfer Agent Agreement between the Registrant and Unified Fund Services, Inc.**

(i)         Opinion of Gusov Ofsink Flink, LLC dated ________2004**

(j)         Consent of Gusov Ofsink Flink, LLC**

(k)         None

(l) Subscription Agreement between National Heritage Foundation and the Registrant, dated ________ , 2004**

(m)         Form of Service (Rule 12b-1) Plan*

(n)         None

(o)         None

(p)         Code of Ethics of Trust**

* Filed herewith.

** To be filed by amendment.

ITEM 23.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Registrant is controlled by its Board of Trustees. National Heritage Foundation is the sole shareholder of the Funds.

ITEM 24.   INDEMNIFICATION

      Section 4.1(a) of the Distribution Agreement between the Registrant and the Distributor (the "Distribution Agreement") provides for indemnification of the Distributor in connection with certain claims and liabilities to which the Distributor in its capacity as Registrant's distributor, may be subject. A copy of the Distribution Agreement is incorporated herein by reference.

      In addition, Article VIII of Registrant's Agreement and Declaration of Trust, a copy of which is incorporated by reference herein as Exhibit (a)(1), provides for indemnification of the Registrant's officers and Trustees under certain circumstances.

ITEM 25.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Stellar Advisors, a direct wholly-owned subsidiary of Stellar McKim, LLC, a Delaware limited liability company, serves as the investment adviser to each Fund. Stellar Advisors is also referred to as the "Investment Adviser." Set forth below is a list of officers and directors of Stellar Advisors together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of Stellar Advisors hold comparable positions (other than as director), with Stellar Financial, Inc., another wholly owned subsidiary of Stellar McKim.

Name & Position with      Name of Other Company        Position with
Stellar Advisors                                       Other Company

Devlin, John M.           Stellar Financial, Inc       Chairman
Senior Vice President
Cahill, James J.          Stellar Financial, Inc       President
President
Taggart, Robert           Stellar Financial, Inc       Director
Director
Scott-Dunne, Ian A.       Stellar Financial, Inc.      Chief Executive Officer
Director
Seal, Deborah             Stellar Financial, Inc.      Chief Operating Officer
Director
Coogan, John              Stellar Financial, Inc.      Chief Accountant
Director

ITEM 26.   PRINCIPAL UNDERWRITER

      (a) McKim (the "Distributor"), acts as distributor for Vantage Funds pursuant to a Distribution Agreement dated ________, 2004.

      (b) The information required by this Item 27(b) with respect to each director, officer, or partner of McKim is incorporated by reference to Schedule A of Form BD filed by McKim with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-51242).

      (c) Not Applicable.

ITEM 27.    LOCATION OF ACCOUNTS AND RECORDS

      The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of McKim at, 600 Main Street, Suite 100, Stroudsburg, PA 18360. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of McKim at 600 Main Street, Suite 100, Stroudsburg, PA 18360.

ITEM 28.    MANAGEMENT SERVICES

            Not Applicable.

ITEM 29.    UNDERTAKINGS

            Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York on the 23rd day of November, 2004.

                                          THE VANTAGE FUNDS


                                          By: /s/ Ian Scott-Dunne
                                             -----------------------------------
                                             Ian Scott-Dunne, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                                 Title                 Date

/s/ Harold Kraft, M.D.              Trustee                November 23, 2004
--------------------------------------------------------------------------------
    Harold Kraft, M.D.

/s/ Michael Greene                  Trustee                November 23, 2004
--------------------------------------------------------------------------------
    Michael Greene

/s/ John Houk III                   Trustee                November 23, 2004
--------------------------------------------------------------------------------
    John Houk

/s/ Kelly L Gill                    Trustee                November 23, 2004
--------------------------------------------------------------------------------
    Kelly L. Gill

/s/ Julie Houk                      Trustee                November 23, 2004
--------------------------------------------------------------------------------
    Julie Houk

APPENDIX
PROXY VOTING POLICIES AND PROCEDURES
_______________, 2004

Stellar Advisors has adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which Stellar Advisors serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the Vantage Family of Funds (each, a "Fund").

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

Stellar Advisors' policy is that proxy voting decisions are made in what Stellar Advisors believes to be the best long-term economic interests of the Fund, and not in the interests of any other party or in Stellar Advisors' corporate interests, including interests such as the distribution of Stellar Advisors shares, administration of 401(k) plans, and institutional relationships. Stellar Advisors has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by Stellar Advisors on behalf of its clients must be in what Stellar Advisors believes to be the best long-term economic interests of such clients, Stellar Advisors has adopted proxy voting guidelines, which are set forth below, that govern how Stellar Advisors generally plans to vote on specific matters presented for shareholder vote. In all cases, Stellar Advisors will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which Stellar Advisors may vote proxies in a manner different from these guidelines.

Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by the Fund.

The Stellar Advisors Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the Stellar Advisors Proxy Committee. The Manager of Corporate Actions is responsible for ensuring that proxies are submitted in a timely manner. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines. However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or
(ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including, but not limited to, concerns of clients, review by internal proxy specialists, and questions from consultants. In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Proxy Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our clients and those of the Vantage Funds. If the Manager of Corporate Actions and the Chairman of the Proxy Committee determine that there is a material conflict, the process detailed below describing potential conflicts is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Proxy Committee makes a voting decision based on maximizing the monetary value of each portfolio's holdings. However, the Chairman of the Proxy Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Proxy Committee for a decision on voting the proxy. Stellar Advisors also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.


                                     APP-1

Conflicts of interest may arise when Stellar Advisors or an affiliate has a relationship with an issuer (e.g. a routine relationship such as a checking account) whether Stellar Advisors or the affiliate have knowledge of the relationship or not. For purposes of the policy a "material conflict of interest" is defined as a non-routine relationship between the issuer of a security and Stellar Advisors that may affect Stellar Advisors in voting securities in the best interest of client accounts. Material conflicts may arise when Stellar Advisors or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In the event that Stellar Advisors determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and Stellar Advisors' recommendation must be disclosed to the Board of Trustees and consent or direction must be obtained from the Trustees. All votes which are determined by Stellar Advisors will be reviewed on a quarterly basis by the Proxy Committee and the Board of Trustees.

Stellar Advisors will, at all times, make a best effort to vote all proxies in the best interest of shareholders. However, there may be some instances in which Stellar Advisors will choose not to vote or may not be able to vote a proxy. Issues that may affect proxies for international securities include: extraordinary requirements such as share blocking, the requirement to vote the security in person or countries which are not covered by the predetermined process of the independent service provider.

Shareholders of the Vantage Funds may contact the Vantage Funds to obtain a copy of the proxy voting policy. In addition, shareholders may contact the Vantage Funds for information on how the proxies for the securities in one of the Funds were voted.

This policy will be reviewed and approved on an annual basis by the Proxy Committee and the Board of Trustees.

Adopted: ______ 2004

B-1

Domestic Proxy Voting Guidelines Summary

The following is a concise summary of the independent service's proxy voting policy guidelines which Stellar Advisors has adopted.

Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent. Fees for non-audit services are excessive, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case by case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.


                                     APP-2

Independent Chairman (Separate Chairman/CEO)

Vote on a case by case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Stellar Advisors' definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees are composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case by case basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case by case basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote case by case. Where voting in favor of the dissidents, also vote for reimbursing proxy solicitation expenses.

                                     APP-3

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case by case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote case by case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a case by case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case by caser basis using a model developed by the independent service. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: It is intended for financing purposes with minimal or no dilution to current shareholders It is not designed to preserve the voting power of an insider or significant shareholder

Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case by case basis.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case by case basis giving consideration to the following:

Historic trading patterns
Rationale for the repricing
Value-for-value exchange
Option vesting
Term of the option
Exercise price
Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case by case basis.

Vote FOR employee stock purchase plans where all of the following apply:

Purchase price is at least 85 percent of fair market value
Offering period is 27 months or less, and Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.


                                     APP-4

Shareholder Proposals on Compensation

Vote on a case by case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote case by case. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Global Proxy Voting Guidelines Summary

Following is a concise summary of general policies for voting global proxies. In addition, the independent service has country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless: there are concerns about the accounts presented or audit procedures used; or the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless: there are serious concerns about the accounts presented or the audit procedures used; the auditors are being changed without explanation; or nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

there are serious concerns about the statutory reports presented or the audit procedures used; questions exist concerning any of the statutory auditors being appointed; or

the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

the dividend payout ratio has been consistently below 30 percent without adequate explanation; or the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a case by case basis.


                                     APP-5

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its Annual Meeting of Stockholders.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a case by case basis.

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

there are clear concerns about the past performance of the company or the board; or

the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a case by case basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a case by case basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

there are serious questions about actions of the board or management for the year in question; or

legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case by case basis.

Vote AGAINST proposals to indemnify auditors.

B-6

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.


                                     APP-6

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a case by case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

the specific purpose of the increase (such as a share-based acquisition or merger) does not meet the independent service's guidelines for the purpose being proposed; or

the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case by case basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote on proposals for the creation/issuance of convertible preferred stock on a case by case basis

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case by case basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a case by case basis, with or without preemptive rights.

Vote on proposals for the creation/issuance of convertible debt instruments on a case by case basis.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case by case basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a case by case basis.


                                     APP-7

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

clear evidence of past abuse of the authority is available; or

the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case by case basis.

Mergers and Acquisitions

Vote FOR mergers and acquisitions, unless:

the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case by case basis.

Reincorporation Proposals

Vote reincorporation proposals on a case by case basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a case by case basis.

Compensation Plans

Vote compensation plans on a case by case basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a case by case basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


                                     APP-8

                                 EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION
------           -----------

(a)              Agreement and Declaration of Trust dated May 24, 2004*

(b)              By-Laws*

(c)              See (a).

(d)              Form of Investment Advisory Agreement between Registrant and
                 Stellar Advisors*

(e)              Form of Distribution Agreement between Registrant and McKim*

(f)              None

(g) Custodian Agreement between Registrant and The Trust Company of Sterne Agee and Leach, Inc.**

(h)      (1)     Form of Administration Agreement between the Registrant and
                 Stellar Financial, Inc.*

         (2) Transfer Agent Agreement between the Registrant and Unified Fund Services, Inc.**

(i)              Opinion of Gusov Ofsink Flink, LLC dated ________2004**

(j)              Consent of Gusov Ofsink Flink, LLC**

(k)              None

(l) Subscription Agreement between National Heritage Foundation and the Registrant**

(m)              Form of Service (Rule 12b-1) Plan*

(n)              None

(o)              None

(p)              Code of Ethics of Trust**

* Filed herewith

** To be filed by amendment.